As Filed with the Securities and Exchange Commission on April 29, 2004
--------------------------------------------------------------------------------

                                     Registration File Nos. 333-44956; 811-10097

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]

                       Pre-Effective Amendment No. __                 [ ]
                       Post-Effective Amendment No. 4                 [X]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                          [ ]

                               Amendment No. 3                        [X]

                        (Check appropriate box or boxes)

                       American Family Variable Account I
                           (Exact name of registrant)

                     AMERICAN FAMILY LIFE INSURANCE COMPANY
                               (Name of depositor)
                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
              (Address of depositor's principal executive offices)
   Depositor's Telephone Number, including Area Code: 1-888-428-5433

                             James F. Eldridge, Esq.
                     American Family Life Insurance Company
                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
                     (Name and address of agent for service)

                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement

  It is proposed that this filing will become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b)
[x]      on May 1, 2004 pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(1)
[ ]      on May 1, 2004 pursuant to paragraph (a)(1) of Rule 485


         If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                     Title of Securities Being Registered:
          Flexible Premium Variable Universal Life Insurance Policies

WO 178725.7

                        American Family Insurance Group
            Members of the American Family Insurance Group include:
                   American Family Mutual Insurance Company
               American Standard Insurance Company of Wisconsin
                    American Family Life Insurance Company
                        American Family Securities, LLC
                        American Family Brokerage, Inc.
                       American Family Insurance Company
                  American Standard Insurance Company of Ohio
                   American Family Financial Services, Inc.
                      American Family Variable Account I
                      American Family Variable Account II

                                Privacy Policy

The members of the American Family Insurance Group are committed to earning and maintaining your trust. Keeping our customers' nonpublic personal information (Customer Information) secure and confidential is a top priority for all American Family employees, agents and their staff. This privacy notice, which is required by state and federal law, explains the privacy policies of the American Family Insurance Group of companies, which are listed above. This notice supercedes any other privacy notice you may have received from a member of the American Family Insurance Group, and its terms apply both to our current customers and to former customers as well.

How We Protect Your Customer Information
We will safeguard, according to strict standards of security and confidentiality, all Customer Information you share with us. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

What Kind of Information We Collect
Our goal is to limit the collection and use of Customer Information to the minimum required to deliver our customers superior service and to administer our business. When you apply for a financial product or service, we collect personal information about you on application forms, such as your name, address, income, and occupation. In addition to the information we collect on these applications, information may also be collected from the following sources:

 . From your transactions with any of the American Family Insurance Group companies, such as account balances, securities holdings and payment histories;
 . From information we receive from consumer reporting agencies, such as your creditworthiness and credit history; and
 . From outside sources regarding their employment, credit or other relationship with you or to verify representations made by you, such as your employment history or loan balances.

Special Treatment of Medical Information
We may receive medical or health information about our customers, for example when a customer applies for insurance from us. If we do receive medical or health information about you, we will not share it among our family of companies or with any non-affiliated third party, except as necessary to maintain your accounts, process transactions, or provide services that you have requested or initiated.

How We Use this Information
Our primary purpose for collecting Customer Information from you is to provide you with the financial products and services you have requested.

Who Has Access to Customer Information
We do not share Customer Information with any non-affiliated third party except as described below.


 . The People and Companies that Make Up the American Family Insurance Group.
   It is our policy that only authorized American Family employees, agents and their staff who need to know your personal information will have access to it. American Family personnel who violate our privacy policy are subject to disciplinary action. As permitted by law, information obtained by any American Family company may be shared with other members of the American Family corporate family for authorized purposes, such as offering you other financial products and services.

 . Service Providers. We may disclose Customer Information to companies that provide services on our behalf, such as record keeping, data processing, and generating account statements. As permitted by law, we may disclose the information necessary for the service providers to perform these functions. These companies are required to protect it and use it solely for the purpose for which they received it.

 . Courts and Government Officials. If required by law, we may disclose
   Customer Information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Updating Your Information
To help us keep your Customer Information up-to-date and accurate, please contact your American Family agent if there is any change in your personal information.

                   This Notice is not part of the Prospectus

                                                                           May
                                                                            1,
                                                                           2004

[LOGO] American Family
Variable Universal Life
INSURANCE

Prospectus

Variable Universal Life Insurance Policy issued by
American Family Variable Account I
and
American Family Life Insurance Company

Administrative Service Center
   PO Box 1296
   Greenville, SC 29602

Main Administrative Office
   6000 American Parkway
   Madison, Wisconsin 53783-0001
   Telephone: 1-888-428-5433

This prospectus describes a variable universal life insurance policy ("Policy") issued by American Family Life Insurance Company ("AFLIC" or the "Company"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial advisor.

You can allocate your Policy's values to:

-- One or more Subaccounts of American Family Variable Account I (the "Variable
   Account"), each of which invests exclusively in one or more of the portfolios listed on this page; or

-- the Fixed Account, which credits a specific rate of interest.

Please note that the Policies and the Portfolios:

-- are not guaranteed to achieve their goals;

-- are not federally insured;

-- are not endorsed by any bank or government agency; and

-- are subject to risks, including loss of the amount invested.

The following portfolios are available:

Federated Insurance Series
   Federated International Equity Fund II
   Federated Quality Bond Fund II

Fidelity Variable Insurance Products Fund

   Fidelity VIP Money Market Portfolio (Initial Class)

   Fidelity VIP Equity-Income Portfolio (Service Class 2)
   Fidelity VIP Growth Portfolio (Service Class 2)
   Fidelity VIP ContraFund Portfolio (Service Class 2)
   Fidelity VIP Growth & Income Portfolio (Service Class 2)



   Fidelity VIP Mid Cap Portfolio (Initial Class) (available beginning on June 1, 2004)


Strong Opportunity Fund II, Inc.
   Strong Opportunity Fund II

Strong Variable Insurance Funds, Inc.
   Strong MidCap Growth Fund II


Vanguard Variable Insurance Funds


   Vanguard VIF Small Company Growth Portfolio (available beginning on June 1,
   2004)





American Family Life Insurance Company has requested the approval of the SEC for the removal of the Strong Opportunity Fund II and the Strong MidCap Growth Fund II as funding choices under the Policy. Following Our receipt of the SEC's approval, which should occur sometime after June 1, 2004, We will automatically transfer any amounts you have in either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount to the Fidelity VIP Mid Cap Subaccount (the "Substitution").



Beginning on June 1, 2004, the Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount will no longer be available to receive premium payments and amounts transferred from the other Subaccounts and the Fixed Account subject to the following two exceptions. If you are invested in the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount on June 1, 2004, or if you elected to invest in either Subaccount in an application to purchase the Contract submitted to Us prior to June 1, 2004 and your Contract was issued after that date, you may allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount until the date of the Substitution.



The Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount will cease as funding choices under the Policy on the date of the Substitution. For more information about the Substitution see "The Substitution."

A prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission has not approved the Policy, the Fixed Account or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Table of Contents

--------------------------------------------------------------------------------


          Policy Benefits/Risk Summary............................  4.

          Policy Benefits.........................................  4.
               Premiums...........................................  4.
               The Policy.........................................  4.
               Death Benefit......................................  4.
               Supplemental Benefits and Riders...................  5.
               Surrenders and Partial Surrenders..................  5.
               Transfers..........................................  5.
               Loans..............................................  5.
               Settlement Options.................................  6.
               Tax Benefits.......................................  6.

          Policy Risks............................................  7.
               Investment Risk....................................  7.
               Risk of Lapse......................................  7.
               Tax Risks..........................................  7.
               Surrender Risks....................................  8.
               Loan Risks.........................................  9.
               Risk of An Increase in Current Fees and Expenses...  9
               Portfolio Risks....................................  9.

          Fee Tables.............................................. 10.

          The Policy.............................................. 16.
               Purchasing a Policy................................ 16.
               When Insurance Coverage Takes Effect............... 16.
               Canceling a Policy (Free-look Right)............... 16.
               Ownership Rights................................... 16.
               Modifying the Policy............................... 16.

          Premiums................................................ 18.
               Allocating Premiums................................ 19.

          Cash Values............................................. 20.
               Cash Value......................................... 20.
               Surrender Value.................................... 20.
               Subaccount Value................................... 20.
               Accumulation Unit Value............................ 20.
               Fixed Account Cash Value........................... 21.

          Death Benefit........................................... 22.
               Insurance Proceeds................................. 22.
               Death Benefit Options.............................. 22.
               Changing Death Benefit Options..................... 23.
               Changing the Specified Amount...................... 23.
               Increasing the Specified Amount.................... 23.
               Decreasing the Specified Amount.................... 24.
               Settlement Options................................. 24.
               Accelerated Death Benefit.......................... 24.
               Benefit Payable on Maturity Date................... 24.

--------------------------------------------------------------------------------


           Surrenders and Partial Surrenders.................... 25.
                Surrenders...................................... 25.
                Partial Surrender............................... 25.
                Effect of Partial Surrenders.................... 25.

           Transfers............................................ 27.
                Dollar Cost Averaging........................... 28.
                Automatic Asset Reallocation.................... 28.
                Additional Limitations on Transfers............. 28

           Loans................................................ 30.
                Loan Conditions................................. 30.

           Telephone Requests................................... 31.

           Policy Lapse and Reinstatement....................... 32.
                Lapse........................................... 32.
                Reinstatement................................... 32.

           The Company and the Fixed Account.................... 33.
                American Family Life Insurance Company.......... 33.
                The Fixed Account............................... 33.

           The Variable Account and the Portfolios.............. 34.
                The Variable Account............................ 34.
                The Portfolios.................................. 35.
                Portfolio Management Fees and Charges........... 37.
                Changes to the Variable Account................. 37.
                Voting Portfolio Shares......................... 37.

           Charges and Deductions............................... 38.
                Premium Charge.................................. 38.
                Mortality and Expense Risk Charge............... 38.
                Monthly Deduction............................... 38.
                Cost of Insurance Charge........................ 39.
                Surrender Charge................................ 40.
                Partial Surrender Charge........................ 40.
                Transfer Charge................................. 40.
                Portfolio Expenses.............................. 40.

           Federal Tax Considerations........................... 41.
                Tax Treatment of Policy Benefits................ 41.

           The Substitution..................................... 43

           Supplemental Benefits and Riders..................... 45.

           Sale of the Policies................................. 46.

           Legal Proceedings.................................... 47.

           Financial Statements................................. 48.

           Glossary............................................. 49.

           Statement of Additional Information Table of Contents 52.


[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Policy Benefits/Risk Summary

--------------------------------------------------------------------------------

The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The insurance proceeds payable to the Beneficiary may and your Cash Value under the Policy will vary based on the investment performance of the Subaccounts you choose and interest credited in the Fixed Account. You may make partial surrenders and loans from your Cash Value under the Policy subject to certain conditions described in this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Cash Value or Surrender Value. You could lose some or all of your money.

This summary describes the Policy's important benefits and risks and corresponds to prospectus sections that discuss the topics in more detail. The glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

Policy Benefits

Premiums

-- Flexibility of Premiums: After you pay the initial premium, you can pay additional premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100 for additional premium payments). You can select a premium payment plan to pay planned premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan.

-- Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of premium payments made or the Cash Value on the date We receive the Policy plus the amount of any premium charges and any Monthly Deductions.

The Policy

-- Ownership Rights: While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. These rights include designating the Beneficiary, changing the Owner, and assigning Policy rights.

-- Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus.

-- Fixed Account: You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

-- Cash Value: Cash Value is the sum of your amounts in the Subaccounts and the Fixed Account. Cash Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest We credit to the Fixed Account, charges We deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum Cash Value.



Death Benefit

-- Insurance Proceeds: We pay insurance proceeds to the Beneficiary upon due proof of death of the Insured. The insurance proceeds equal the death benefit and any additional insurance provided by Rider less any indebtedness, any unpaid Monthly Deductions, and, for Option 1 only, any partial surrenders within two years of the Primary Insured's death.

-- Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the date of the Primary Insured's death.

--  Death Benefit 1 is equal to the greater of:

   --  the Specified Amount on the date of the Primary Insured's death; or

   -- the Cash Value multiplied by the applicable Cash Value Percentage listed under "Death Benefit Options."

--  Death Benefit 2 is equal to the greater of:

   -- the Specified Amount plus the Cash Value on the date of the Primary Insured's death; or

   --  the Cash Value multiplied by the applicable Cash Value Percentage.

4
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


-- Changing Death Benefit Options and Specified Amount: You may change death benefit options at any time with no additional charge while the Policy is in force. In addition, you select the Specified Amount when you apply for the Policy. After the first Policy Year you may increase, and after the second Policy Year, may decrease the Specified Amount subject to certain conditions.

-- Accelerated Death Benefit: Under the Accelerated Death Benefit Rider, you may receive accelerated payment of part of your death benefit if the Primary Insured develops a terminal illness. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit (e.g., Medicare and Medicaid benefits). You should consult a tax adviser before adding this rider to your Policy or requesting an accelerated death benefit.

Supplemental Benefits and Riders

We offer eight Riders that provide supplemental benefits under the Policy: the Accelerated Death Benefit Rider, Accidental Death Benefit Rider, Additional Insured Rider, Children's Insurance Rider, Guaranteed Purchase Option Benefit Rider, Guaranteed Minimum Death Benefit Rider, Waiver of Monthly Deductions Rider, and Waiver of Specified Premium Rider. We deduct monthly charges for the Accidental Death Benefit, Additional Insured, Children's Insurance, Guaranteed Purchase Option Benefit, Guaranteed Minimum Death Benefit, Waiver of Monthly Deductions, and Waiver of Specified Premium Riders. There is no charge for the Accelerated Death Benefit Rider. Your agent can help you determine whether any of the Riders are suitable for you. These Riders may not be available in all states. Please contact Us for further details.

Surrenders and Partial Surrenders

-- Surrender: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the Surrender Value. A surrender charge applies if you surrender the Policy during the first 14 Policy Years or within 14 years after an increase in Specified Amount. A surrender may have tax consequences.

-- Partial Surrenders: After the first Policy Year, you may make a written request to withdraw part of the Surrender Value, subject to a $250 minimum and other conditions described in this prospectus. Partial surrenders may have tax consequences.

Transfers


You may make twelve transfers of Cash Value among the Subaccounts and the Fixed Account in each Policy Year without charge subject to certain conditions described in this prospectus. We may assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer out of the Fixed Account in a Policy Year. (For Oregon Policies only: Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.)





Beginning on June 1, 2004, We will no longer allow transfers to either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount subject to the following two exceptions. If you are invested in either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount on June 1, 2004, or if you elected to invest in either Subaccount in an application to purchase the Policy submitted to Us prior to June 1, 2004 and your Policy was issued after that date, you may transfer Cash Value from the other Subaccounts and the Fixed Account to that Subaccount until the date of the Substitution. Transfers from the Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount to the other Subaccounts and the Fixed Account between June 1, 2004 and the date of the Substitution will not count toward the 12 free transfers We permit each Policy Year. For more information about the Substitution see "The Substitution."


Loans

-- You may take a loan from your Policy. You may take a preferred loan, up to the amount your Surrender Value exceeds premiums paid, at any time. You may also take a non-preferred loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

                                                                             5
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Policy Benefits/Risk Summary (continued)

--------------------------------------------------------------------------------


-- We charge you a maximum annual interest rate of 8.00% on your loan. We credit interest on loan amounts in the Loan Account and We guarantee that the annual earned interest rate will not be lower than 8% for preferred loans and 6% for non-preferred loans. Loans may have tax consequences.


Settlement Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these settlement options is available on request from Our Administrative Service Center.

Tax Benefits

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under Federal tax law. Generally, under Federal tax law, the death benefit payable under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the owner would not be deemed to be in constructive receipt of the cash value of the policy until there is a distribution. This means that under a qualifying life insurance policy, cash value buildups on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free.

6
   The American Family Variable Universal Life Prospectus

           Policy Risks

--------------------------------------------------------------------------------

Policy Risks

The following are some of the risks associated with the Policy.


Investment Risk If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned.

                If you allocate net premiums to the Fixed Account, then We credit your Cash Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.
Risk of Lapse   If your Surrender Value is not enough to pay the Monthly
                Deduction and other charges, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse
                (terminate without value) at the end of a grace period unless you make a sufficient payment. Your Policy may also lapse if your indebtedness reduces the Surrender Value to zero. Your
                Policy generally will not lapse: (1) during the first five Policy years, if you pay premiums (less any indebtedness and partial surrenders) equal to or in excess of the cumulative Minimum
                Premium (there is no such guarantee for any increase in
                Specified Amount); (2) if you purchase a Guaranteed
                Minimum Death Benefit Rider and meet certain conditions;
                or (3) if you make a payment equal to the outstanding
                Minimum Premium due and any loan interest due before the
                end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks       We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to
                limited guidance under the Federal tax law, there is some
                uncertainty about the application of the Federal tax law to
                Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under a Policy. In
                addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Assuming that a Policy
                qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive
                receipt of Cash Value under a Policy until there is a
                distribution from the Policy.


                                                                             7
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Policy Risks (continued)

--------------------------------------------------------------------------------


                Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract
                ("MEC") under the Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.
                Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

                See "Federal Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender Risks The surrender charge under the Policy applies for the first
                14 Policy Years (as well as during the first 14 Policy Years following an increase in Specified Amount) in the event you surrender the Policy or the Policy lapses. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

                Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect the Surrender
                Value which is a measure We use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse" above.

                While partial surrenders are available to you after the first
                Policy Year, your partial surrenders may not lower the Surrender Value below 10% of its value. Partial surrenders are assessed a charge in proportion to the charge that would apply to a full surrender as well as a processing charge of 2% of the amount surrendered not to exceed $25.

                A partial surrender or surrender may have tax consequences.

8
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------



Loan Risks                  A Policy loan, whether or not repaid, will affect your Policy's
                            Cash Value over time because We subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Fixed Account.

                            We reduce the amount We pay on the Primary Insured's death by the loan balance. Your Policy may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero. If you surrender the Policy or allow it to lapse while a
                            Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of An Increase in      Certain fees and expenses are currently assessed at less than
  Current Fees and Expenses their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


Portfolio Risks


A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.


                                                                             9
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Fee Tables

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Cash Value between the Subaccounts and the Fixed Account.

                                                  Transaction Fees
---------------------------------------------------------------------------------------------------------------------
                                                                             Amount Deducted
                                                    -----------------------------------------------------------------
                          When Charge is                   Maximum Guaranteed
    Charge                   Deducted                            Charge                       Current Charge
---------------------------------------------------------------------------------------------------------------------
Premium Charge               Upon each                   7.5% of premium up to            7.5% of premium up to
                          premium payment              Target Premium/1/ and 3.5%        Target Premium and 3.5%
                                                        of premium in excess of          of premium in excess of
                                                          Target Premium for a             Target Premium for a
                                                              Policy Year                      Policy Year
---------------------------------------------------------------------------------------------------------------------
   Partial            Upon partial surrender           Deduction from Cash Value        Deduction from Cash Value
  Surrender                                               in proportion to the             in proportion to the
    Charge                                              charge that applies upon         charge that applies upon
                                                        full surrender; plus 2%          full surrender; plus 2%
                                                       of the amount surrendered,       of the amount surrendered,
                                                           not to exceed $25                not to exceed $25
---------------------------------------------------------------------------------------------------------------------

  Surrender
  Charge/2/
---------------------------------------------------------------------------------------------------------------------
   Minimum           Upon Policy lapse or full          $1.90 per $1,000 of the          $1.90 per $1,000 of the
  Charge/3/       surrender of the Policy within        Specified Amount or the          Specified Amount or the
                 the first fourteen Policy Years,      Specified Amount increase        Specified Amount increase
                   or within the first fourteen
                    years of an increase in the
                         Specified Amount
---------------------------------------------------------------------------------------------------------------------
   Maximum           Upon Policy lapse or full           $42 per $1,000 of the            $42 per $1,000 of the
  Charge/4/       surrender of the Policy within        Specified Amount or the          Specified Amount or the
                 the first fourteen Policy Years,      Specified Amount increase        Specified Amount increase
                   or within the first fourteen
                    years of an increase in the
                         Specified Amount
---------------------------------------------------------------------------------------------------------------------
  Charge for         Upon Policy lapse or full       $9 per $1,000 of the Specified   $9 per $1,000 of the Specified
 Insured with     surrender of the Policy within        Amount or the Specified          Amount or the Specified
 Issue Age 35    the first fourteen Policy Years,           Amount increase                  Amount increase
   in Male,        or within the first fourteen
  Non-Smoker        years of an increase in the
 underwriting            Specified Amount
  class for
 first Policy
     Year
---------------------------------------------------------------------------------------------------------------------
Transfer Charge            Upon transfer            First twelve transfers in Policy First twelve transfers in Policy
                                                      Year are free; $25 for each      Year are free; $25 for each
                                                          additional transfer              additional transfer
---------------------------------------------------------------------------------------------------------------------
 Illustration        Upon each request for an         First illustration in Policy               None/5/
     Fee        illustration after receipt of first    Year is free; $25 for each
                    illustration in Policy Year         additional illustration
---------------------------------------------------------------------------------------------------------------------

/1/ The Target Premium is a hypothetical annual premium, which is based on the Specified Amount and the Insured's age and underwriting class. The maximum Target Premium for a Policy is $123 per $1,000 of Specified Amount. This figure

10
   The American Family Variable Universal Life Prospectus

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--------------------------------------------------------------------------------

      assumes the Insured has the following characteristics: Male, age 80, Smoker. The Target Premium for your Policy is shown on the Schedule Page of the Policy. The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.
/2/ The Surrender Charge equals a charge per $1,000 of the Specified Amount, and varies based on the Insured's Issue Age, underwriting class, and Policy Year. The Surrender Charge shown in the table may not be representative of the charges you will pay. Your Policy's schedule page indicates the surrender charge applicable to your Policy. More detailed information concerning your surrender charge is available upon request at our Service Center. This charge may only be assessed during the first fourteen Policy Years, and during the first fourteen Policy Years following an increase in the Specified Amount, to the extent of the increase.
/3/ The minimum surrender charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics:
        Female, Issue Age 1, Non-Smoker.
/4/ The maximum surrender charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics:
        Male, Issue Age 80, Smoker.
/5/ We currently do not assess a charge for providing an illustration of Policy values. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including Portfolio fees and expenses.

                                Periodic Charges (other than Portfolio fees and expenses)
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Amount Deducted
                                                               -----------------------------------------------------------
                                     When Charge is                 Maximum Guaranteed
         Charge                         Deducted                          Charge                    Current Charge
--------------------------------------------------------------------------------------------------------------------------
 Mortality and Expense                   Daily                  .90% of the average annual    .90% of the average annual
      Risk Charge                                              net assets of each Subaccount net assets of each Subaccount
                                                                    you are invested in           you are invested in
                                                                                                 Policy Years 1-10 and
                                                                                                    .45% thereafter
--------------------------------------------------------------------------------------------------------------------------
   Cost of Insurance
       Charge/6/
--------------------------------------------------------------------------------------------------------------------------
   Minimum Charge/7/                    Monthly                $.06 per $1,000 of net amount $.06 per $1,000 of net amount
                                                                        at risk/8/                      at risk
--------------------------------------------------------------------------------------------------------------------------
   Maximum Charge/9/                    Monthly                  $10.13 per $1,000 of net       $4.42 per $1,000 of net
                                                                      amount at risk                amount at risk
--------------------------------------------------------------------------------------------------------------------------
Charge for Insured with                 Monthly                     $.14 per $1,000 of            $.13 per $1,000 of
Attained Age 35 in Male,                                            net amount at risk            net amount at risk
Non-Smoker underwriting
  class with Specified
 Amount of $150,000 for
   first Policy Year
--------------------------------------------------------------------------------------------------------------------------
       Policy Fee                       Monthly                    $11.50 each month/10/         $11.50 each month/10/
--------------------------------------------------------------------------------------------------------------------------
Loan Interest Spread/11/     At the end of each Policy Year     2% (effective annual rate)    2% (effective annual rate)
                          until the loan is repaid in full/12/
--------------------------------------------------------------------------------------------------------------------------

/6/ The cost of insurance charge will vary based on the Primary Insured's issue age, underwriting class, duration of the Policy, and Specified Amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The schedule page of your Policy will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from our Service Center. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy values based upon the Primary Insured's issue age and underwriting class, death benefit option, Specified Amount, planned periodic premiums, and riders requested.
/7/ The minimum cost of insurance charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 10, Non-Smoker.
/8/ The net amount at risk is equal to the Specified Amount of coverage minus the Policy's Cash Value.
/9/ The maximum cost of insurance charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Male, Issue Age 80, Smoker.

                                                                             11
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Fee Tables (continued)

--------------------------------------------------------------------------------

/10/ Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years.
/11/ The Loan Interest Spread charge is the difference between the amount of interest We charge you for a loan (currently, an effective annual rate of 8% and guaranteed not to exceed an effective annual rate of 8%) and the amount of interest we credit to the amount held in the Loan Account to secure your Policy loans (currently, an effective annual rate of 8% for preferred loans and an effective annual rate of 6% for non-preferred loans). We guarantee that the interest We credit to the amount in the Loan Account will be at least equal to an effective annual rate of 8% for preferred loans and an effective annual rate of 6% for non-preferred loans. The guaranteed charge of 2% (effective annual rate) shown above represents the Loan Interest Spread for a non-preferred loan. The guaranteed charge for a preferred loan would be 0% (effective annual rate).
/12/ You may pay interest owed on Policy loans at any time while the Primary Insured is alive and the Policy is in force.

                          Periodic Charges (other than Portfolio fees and expenses)
--------------------------------------------------------------------------------------------------------------
                                                                      Amount Deducted
                                             -----------------------------------------------------------------
       Charge for           When Charge is         Maximum Guaranteed
       Riders/13/              Deducted                  Charge                       Current Charge
--------------------------------------------------------------------------------------------------------------
   Accelerated Death       Upon payment of     Lower of A or B. Where A is   4.89% (effective annual rate)/14/
Benefit Interest Charge   insurance proceeds the greater of (1) the current
                                             yield on a 90 day treasury bill
                                              or (2) the maximum statutory
                                             adjustable policy loan interest
                                               rate, and B is the current
                                               Policy Loan interest rate.
--------------------------------------------------------------------------------------------------------------
Accidental Death Benefit       Monthly             $.09 per $1,000 of               $.09 per $1,000 of
                                                accidental death benefit         accidental death benefit
                                                   insurance coverage               insurance coverage
--------------------------------------------------------------------------------------------------------------
Additional Insured Rider
--------------------------------------------------------------------------------------------------------------
      Minimum/15/              Monthly        $.08 per $1,000 of additional    $.04 per $1,000 of additional
                                              insured rider amount/16/ and     insured rider amount and $.02
                                              $.02 per $1,000 of Specified        per $1,000 of Specified
                                             Amount under the rider for the   Amount under the rider for the
                                               first ten years of coverage      first ten years of coverage
--------------------------------------------------------------------------------------------------------------
      Maximum/17/              Monthly       $2.76 per $1,000 of additional   $2.28 per $1,000 of additional
                                              insured rider amount and $.02    insured rider amount and $.02
                                                 per $1,000 of Specified          per $1,000 of Specified
                                             Amount under the rider for the   Amount under the rider for the
                                               first ten years of coverage      first ten years of coverage
--------------------------------------------------------------------------------------------------------------
Charge for Insured with        Monthly        $.14 per $1,000 of additional    $.12 per $1,000 of additional
Attained Age 35 in Male,                      insured rider amount and $.02    insured rider amount and $.02
Non-Smoker underwriting                          per $1,000 of Specified          per $1,000 of Specified
         class                               Amount under the rider for the   Amount under the rider for the
                                               first ten years of coverage      first ten years of coverage
--------------------------------------------------------------------------------------------------------------
 Children's Insurance:         Monthly                     $6                               $5
--------------------------------------------------------------------------------------------------------------
       Guaranteed
Purchase Option Benefit:
--------------------------------------------------------------------------------------------------------------
      Minimum/18/              Monthly        $.05 per $1,000 of guaranteed    $.05 per $1,000 of guaranteed
                                                   insurance coverage               insurance coverage
--------------------------------------------------------------------------------------------------------------
      Maximum/19/              Monthly        $.15 per $1,000 of guaranteed    $.15 per $1,000 of guaranteed
                                                   insurance coverage               insurance coverage
--------------------------------------------------------------------------------------------------------------
Charge for Insured with        Monthly        $.13 per $1,000 of guaranteed    $.13 per $1,000 of guaranteed
    Attained Age 35                                insurance coverage               insurance coverage
--------------------------------------------------------------------------------------------------------------
   Guaranteed Minimum          Monthly          $.01 per every $1,000 of         $.01 per every $1,000 of
     Death Benefit                                  Specified Amount                 Specified Amount
--------------------------------------------------------------------------------------------------------------

12
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


                Periodic Charges (other than Portfolio fees and expenses)
-----------------------------------------------------------------------------------------
                                                       Amount Deducted
                                    -----------------------------------------------------
       Charge        When Charge is     Maximum Guaranteed
     for Riders         Deducted              Charge                 Current Charge
-                    -              -----------------------------------------------------
 Waiver of Monthly
     Deductions
-----------------------------------------------------------------------------------------
    Minimum/20/         Monthly     $.09 per $1 of the monthly $.09 per $1 of the monthly
                                     cost of insurance charge   cost of insurance charge
-----------------------------------------------------------------------------------------
    Maximum/21/         Monthly     $.29 per $1 of the monthly $.29 per $1 of the monthly
                                     cost of insurance charge   cost of insurance charge
-----------------------------------------------------------------------------------------
 Charge for Insured     Monthly     $.09 per $1 of the monthly $.09 per $1 of the monthly
with Attained Age 35                 cost of insurance charge   cost of insurance charge
-----------------------------------------------------------------------------------------
Waiver of Specified
   Premium Rider
-----------------------------------------------------------------------------------------
    Minimum/22/         Monthly     $.03 per $1 of the monthly $.03 per $1 of the monthly
                                     specified premium amount   specified premium amount
-----------------------------------------------------------------------------------------
    Maximum/23/         Monthly     $.19 per $1 of the monthly $.19 per $1 of the monthly
                                     specified premium amount   specified premium amount
-----------------------------------------------------------------------------------------
 Charge for Insured     Monthly     $.03 per $1 of the monthly $.03 per $1 of the monthly
with Attained Age 35                 specified premium amount   specified premium amount


/13/ The charge for the Additional Insured Rider varies based on the Insured's Attained Age, underwriting class and gender. Charges for the Guaranteed Purchase Option Benefit Rider, the Waiver of Monthly Deductions Rider, and the Waiver of Specified Premium Rider vary based on the Insured's Attained Age. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Service Center.
/14/ The accelerated death benefit interest rate may vary on a daily basis. Before you elect an accelerated death benefit payment, we will notify you of the interest rate that would apply to the amount of the accelerated payment.
/15/ The minimum Additional Insured Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 18, Select.
/16/ The additional insured rider amount is the Specified Amount of coverage provided under the Additional Insured Rider.
/17/ The maximum Additional Insured Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 64, Smoker.



/18/ The minimum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 0.


/19/ The maximum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 39.


/20/ The minimum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.


/21/ The maximum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.


/22/ The minimum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.


/23/ The maximum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.


                                                                             13
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Fee Tables (continued)

--------------------------------------------------------------------------------



The next table describes the Portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2003. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.


Annual Portfolio Operating Expenses


-------------------------------------------------------------------------------------------------------------------
                                                                                                    Minimum Maximum
-------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include
  management fees, distribution [and/or service] (12b-1) fees, and other expenses)/25/                .29%   2.00%
-------------------------------------------------------------------------------------------------------------------



/25/ For certain Portfolios, certain expenses were voluntarily reimbursed or fees waived during 2003. It is anticipated that the voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Portfolio operating expenses would have been:



---------------------------------------------------------------------------------------------------------------------
                                                                                                         Net Total
                                                                                     Total Expenses   Expenses (after
                                                                                    (before voluntary  voluntary fee
                                                            Advisory  Other   12b-1  fee waivers and    waivers and
                        Portfolio                             Fee    Expenses  Fee   reimbursements)  reimbursements)
---------------------------------------------------------------------------------------------------------------------

Federated Insurance Series
---------------------------------------------------------------------------------------------------------------------
  Federated International Equity Fund II                     1.00%    1.00%   N/A         2.00%            1.69%
---------------------------------------------------------------------------------------------------------------------
  Federated Quality Bond Fund II                             .60%     .36%    N/A         .96%             .70%
---------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
---------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Money Market Portfolio (Initial Class)        .20%     .09%    N/A         .29%             .29%
---------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Equity-Income Portfolio (Service Class 2)     .48%     .09%    .25%        .82%             .82%
---------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Growth Portfolio (Service Class 2)            .58%     .09%    .25%        .92%             .92%
---------------------------------------------------------------------------------------------------------------------
  Fidelity VIP ContraFund(R) Portfolio (Service Class 2)     .58%     .10%    .25%        .93%             .93%
---------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Growth & Income Portfolio (Service Class 2)   .48%     .12%    .25%        .85%             .85%
---------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Mid Cap Portfolio (Initial Class)             .58%     .12%    N/A         .70%             .70%
---------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.
---------------------------------------------------------------------------------------------------------------------
  Strong Opportunity Fund II                                 .75%     .65%    N/A         1.40%            1.09%
---------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc.
---------------------------------------------------------------------------------------------------------------------
  Strong MidCap Growth Fund II                               .75%     .71%    N/A         1.46%            1.18%
---------------------------------------------------------------------------------------------------------------------
Vanguard Variable Insurance Funds
---------------------------------------------------------------------------------------------------------------------
  Vanguard VIF Small Company Growth Portfolio                .52%     .03%    N/A         .55%             .55%
---------------------------------------------------------------------------------------------------------------------



Although not contractually obligated to do so, the Advisers for Federated International Equity Fund II and Federated Quality Bond Fund II voluntarily waived certain amounts. Absent this voluntary waiver, the Total Annual Expenses during fiscal year ended December 31, 2003 for Federated International Equity Fund II and Federated Quality Bond Fund II would have been 2.00% and .96%, respectively.



Although the Federated Quality Bond Fund II has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Federated Quality Bond Fund II did not pay or accrue a distribution (12b-1) fee during the fiscal year ended December 31, 2003. The Federated Quality Bond Fund II has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2004.


Actual annual operating expenses for the Fidelity VIP Portfolios were lower than the expenses set forth in the Annual Portfolio Expenses table because a portion of the brokerage commissions that each portfolio paid was used to reduce the portfolio's expenses, and/or because through arrangements with the portfolio's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the prospectuses for the portfolios for details.

14
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------




The Strong Opportunity Fund II and Strong MidCap Growth Fund II each participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund's operating expenses that were not attributable to Strong or its affiliates. Total Expenses (before voluntary fee waivers and reimbursements) do not reflect these credits or Strong's voluntary waiver of fees and/or expense absorptions. After giving effect to these credits and with waivers and/or absorptions, Net Total Expenses (after voluntary fee waivers and reimbursements) were 1.09% for the Strong Opportunity Fund II and 1.18% for the Strong MidCap Growth Fund II. Strong may modify or terminate voluntary waivers and/or absorptions at any time.



                                                                             15
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           The Policy

--------------------------------------------------------------------------------

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium payment to Us at Our Home Office. You may send the application and initial premium payment to Us through any licensed life insurance agent who is appointed by AFLIC and who is also a registered representative of American Family Securities, LLC, the principal underwriter for the Policy.

The minimum Specified Amount for issue ages 0-17, Nonsmoker underwriting class only, is $100,000. The minimum Specified Amount for issue ages 18-80 in all the underwriting classes is as follows: Select: $150,000; Preferred: $100,000;
Nonsmoker: $50,000; and Regular: $50,000.

Generally, the Policy is available for Insureds between issue ages 0-80. We reserve the right to modify Our minimum Specified Amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies Our underwriting standards before We will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

Although We do not anticipate delays in Our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward applications and premium payments to Our Home Office on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of premium payments under existing Policies.

When Insurance Coverage Takes Effect

Generally, We will issue a Policy if We determine that the Primary Insured meets Our underwriting requirements and We accept the Policy application. This is known as the Issue Date. Any insurance We issue under a Policy becomes effective on the Issue Date for the Policy if applicable requirements have been satisfied. We may allow insurance coverage sooner than the Issue Date only as We specify in a conditional receipt or temporary insurance coverage that accompanies your application, subject to Our underwriting rules and Policy conditions. You may call or write Us at Our Home Office to obtain more information.


We will allocate initial premium payments under the Policy on the Issue Date to the Money Market Subaccount (Fidelity VIP Money Market Subaccount).


Canceling a Policy (Free-look Right)

Initial Free-look. You may cancel a Policy during the free-look period by providing written notice of cancellation and returning the Policy to Us at Our Home Office or to the agent who sold it. The free-look period begins when you receive the Policy and generally expires at the end of the 30th day after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, We will treat the Policy as if We never issued it. Within seven days after We receive the returned Policy, We will refund an amount equal to the greater of premium payments made or the sum of:

1.  The Cash Value as of the date We receive the returned Policy, plus

2.  Any premium charges deducted, plus

3.  Any Monthly Deductions charged against Cash Value.

Ownership Rights

The Policy belongs to the Owner named in the application. While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. The Owner is the Primary Insured unless the application specifies a different person as the Primary Insured or the Owner is changed thereafter. If the Owner is not the Primary Insured and dies before the Primary Insured, ownership of the Policy will pass to the Owner's estate, unless a contingent Owner has been designated or unless otherwise provided by policy endorsement. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Policy

Any modification or waiver of Our rights or requirements under the Policy must be in writing and

16
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------

signed by Our president, one of Our vice presidents, Our secretary or Our assistant secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Policy.

Upon notice to you, We may modify the Policy:

  -- to conform the Policy, Our operations, or the Variable Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Our Company, or the Variable Account is subject;

  -- to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

  -- to reflect a change in the Variable Account's operation.

If We modify the Policy, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, We reserve the right to amend the provision to conform with these laws.

                                                                             17
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Premiums

--------------------------------------------------------------------------------


Minimum Initial Premium Payment. The minimum initial premium payment is due on or before the date the Policy is issued. No insurance will take effect until the minimum initial premium payment is made, and the health and other conditions of the Primary Insured described in the application must not have changed.

Premium Flexibility. When you apply for a Policy, you will elect to pay Planned Premium Payments on a quarterly, semiannual, or annual basis (Planned Premium Payments). We will then send you a Planned Premium Payment reminder notice as each planned payment becomes "due." However, you do not have to pay premium payments according to any schedule. You have flexibility to determine the frequency and the amount of the premium payments you make, and you can change the Planned Premium Payment schedule at any time. If you are submitting a premium payment with a premium payment reminder notice, the address for payment will be enclosed with the notice. You may send premium payments without a premium reminder notice to Our Home Office. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan. Payment of the planned premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."

You may not make any premium payments after the Policy's Maturity Date. You may not make additional premium payments of less than $100. We have the right to:

1. Limit or refund a premium payment that would disqualify the Policy as a life insurance contract under the Internal Revenue Code of 1986 as amended (the "Code");

2.  Limit any increase in Planned Premium Payments;

3. Limit the number and amount of additional premium payments and Planned Premium Payments; or

4.  Apply certain premium payments as repayment of policy loans.

You can stop making premium payments at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either: (1) the Primary Insured dies; (2) the grace period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) We receive your written notice requesting a surrender of the Policy.

If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.

Minimum Premium Payment. The Minimum Premium is the monthly premium payment amount necessary to guarantee insurance coverage during the first five Policy Years. Your Policy's schedule page will show a Minimum Premium amount for your Policy, which is based on the Primary Insured's issue age, underwriting class, Specified Amount, and Riders. The Minimum Premium may increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Premium may decrease for any supplemental benefit you decrease or discontinue or if the Primary Insured's Underwriting Class changes. The Minimum Premium will not decrease if you decrease the Specified Amount. See "Death Benefit--Changing the Specified Amount."

Premium Limitations. The Code provides for exclusion of the death benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premium payments under a Policy exceed these limits. We have established procedures to monitor whether aggregate premium payments under a Policy exceed those limits. If a premium payment is paid which would result in total premium payments exceeding these limits, We will accept only that portion of the premium payment which would make total premiums equal the maximum amount which may be paid under the Policy. We will refund this excess to you. If total premium payments do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's death benefit over the Policy's Surrender Value should still be excludable from gross income.

The maximum premium payment limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death

18
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------

benefit may affect whether cumulative premium payments under the Policy exceed the maximum premium limitations.

Tax-free Exchanges (1035 Exchanges). We may accept as a premium payment, money from another life insurance contract that qualified for a tax free exchange under Section 1035 of the Code. When you apply for a Policy, we will require a premium payment amount sufficient to guarantee insurance coverage for the first two Policy Months. We will apply the money from your existing insurance contract to the Policy upon Our receipt of the proceeds. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Allocating Premiums

When you apply for a Policy, you must instruct Us in the application to allocate your net premium payment to one or more Subaccounts of the Variable Account and/or to the Fixed Account according to the following rules:


Allocation percentages must be in whole numbers no less than 1% and the sum of the percentages must equal 100%.



For the first 40 days following the date We issue the Policy, We direct your premium payments allocated to the Variable Account to the Money Market Subaccount (Fidelity VIP Money Market Subaccount). At the end of the 40th day after issuance of the Policy, We allocate that value to the Subaccounts you selected. We direct your premium payments allocated to the Fixed Account to that account on the Issue Date.


We will allocate any subsequent net premium payment as of the date We receive it at Our Money Processing Center according to your current premium allocation instructions. Subsequent net premium payments received in connection with a request to increase the Specified Amount would be allocated after the completion of any underwriting necessary for the approval of such increase in Specified Amount.




Beginning on June 1, 2004, We will no longer allow transfers to either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount subject to the following two exceptions. If you are invested in either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount on June 1, 2004, or if you elected to invest in either Subaccount in an application to purchase the Policy submitted to Us prior to June 1, 2004 and your Policy was issued after that date, you may transfer Cash Value from the other Subaccounts and the Fixed Account to that Subaccount until the date of the Substitution. On the date of the Substitution, We will automatically transfer any part of your Cash Value remaining in the Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount to the Fidelity VIP Mid Cap Subaccount. The Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount will cease as funding choices under the Policy on that date. For more information about the Substitution see "The Substitution."


You can change the allocation instructions for future premium payments at any time, either in writing or over the phone if the appropriate authorization is in effect. The change will be effective on the Business Day on or next following the date We receive your written instructions at Our Administrative Service Center, or the date instructions are provided to Us over the telephone. We regard American Family Securities' approval of any premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such payment or request.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of the Subaccounts and will be reduced by Policy charges. You Bear the Entire Investment Risk for Amounts You Allocate to the Subaccounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

                                                                             19
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Cash Values

--------------------------------------------------------------------------------

Cash Value

The Cash Value serves as the starting point for calculating values under a Policy.

Cash Value:

-- equals the sum of all values in the Fixed Account, the Loan Account, and in each Subaccount;


-- is determined first on the Policy Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and


-- has no guaranteed minimum amount and may be more or less than premiums paid.

Surrender Value


The Surrender Value is the amount We pay to you when you surrender your Policy. We determine the Surrender Value at the end of the valuation period when We receive your written surrender request. This means that if We receive your written request for surrender at Our Administrative Service Center prior to the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the close of business on that Business Day. If We receive your written request at or after the close of Our Business Day, We will determine the Surrender Value as of the close of business on the next Business Day.


Surrender Value at the end of any Business Day equals:

-- the Cash Value as of such date; minus

-- any surrender charge as of such date; minus

-- any loan balance.

Subaccount Value

At the end of any valuation period, the Cash Value in a Subaccount is equal to the number of accumulation units in the Subaccount multiplied by the accumulation unit value of that Subaccount.

The number of accumulation units in any Subaccount at the end of any Business Day equals:

-- the initial accumulation units purchased at the accumulation unit value on the Issue Date; plus

-- accumulation units purchased with additional premiums; plus

-- accumulation units purchased via transfers from another Subaccount, the Fixed Account, or the Loan Account; minus

-- accumulation units redeemed to pay for Monthly Deductions, any transfer charge and interest deducted for any outstanding indebtedness; minus

-- accumulation units redeemed to pay for partial surrenders; minus

-- accumulation units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the Loan Account.

Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into accumulation units. We determine the number of accumulation units We credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Subaccount at the end of the valuation period.

Accumulation Unit Value


The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the accumulation unit value at the end of every valuation period is the accumulation unit value at the end of the previous valuation period times the net investment factor, as described below. We determine an accumulation unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.


The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:

-- the portfolio net asset value, determined at the end of the current valuation period; plus

-- the amount of any dividend or capital gains distributions; plus or minus

20
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


-- the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by

-- the portfolio net asset value for the immediately preceding valuation period; minus

-- a daily charge for the mortality and expense risk and asset-based administrative charges.

The net investment factor may be greater or less than one.

Fixed Account Cash Value

On the Issue Date, the Fixed Account Cash Value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

The Fixed Account Cash Value at the End of Any Business Day Is Equal To:

-- the net premium(s) allocated to the Fixed Account; plus

-- any amounts transferred to the Fixed Account; plus

-- interest credited to the Fixed Account; minus

-- amounts deducted to pay for Monthly Deductions; minus

-- amounts withdrawn from the Fixed Account; minus

-- amounts transferred from the Fixed Account to a Subaccount or the Loan
   Account.

Interest will be credited to the Fixed Account daily as follows:

-- for amounts in the Fixed Account for the entire policy month, interest will be credited from the beginning to the end of the policy month;

-- for amounts allocated to the Fixed Account during the policy month, interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month;

-- for amounts transferred to the Fixed Account during the policy month, interest will be credited from the date of the transfer to the end of the policy month;

-- for amounts deducted or withdrawn from the Fixed Account during the policy month, interest will be credited from the beginning of the policy month to the date of deduction or withdrawal.


                                                                             21
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Death Benefit

--------------------------------------------------------------------------------

Insurance Proceeds

As long as the Policy is in force, We will pay the insurance proceeds to the Beneficiary once We receive at Our Home Office satisfactory proof of the Insured's death. We may require you to return the Policy. We will pay the insurance proceeds in a lump sum either by issuing a check or, at the Beneficiary's option, by establishing a Flexible Settlement Account in the Beneficiary's name, unless you or the Beneficiary have selected an alternative settlement option. The Flexible Settlement Account is similar to a checking account except that it is not insured by the FDIC or any other government agency. The Flexible Settlement Account is part of Our general account and is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Flexible Settlement Account.

We will pay any insurance proceeds to the primary Beneficiary if he or she survives the Insured. We will pay the insurance proceeds to the contingent Beneficiary if he or she survives the Insured and there is no living primary Beneficiary at the time of the Insured's death. If no Beneficiary or contingent Beneficiary is alive when the Insured dies, We will pay the insurance proceeds to the Owner, if living, or the Owner's estate. See "Death Benefit--Settlement Options."

Insurance Proceeds Equal:

-- the death benefit (described below); plus

-- any additional insurance provided by Rider; minus

-- any unpaid Monthly Deductions; minus

-- any outstanding indebtedness; minus

-- for Option 1 policies only, the amount of any partial surrender within 2 years of the Primary Insured's death.

If all or part of the insurance proceeds are paid in one sum (by either a check or a Flexible Settlement Account) or through a settlement option, We will pay interest on this sum as required by applicable state law.

An increase in the Specified Amount may increase the death benefit, and a decrease in the Specified Amount may decrease the death benefit.

We may further adjust the amount of the insurance proceeds under certain circumstances.

We will generally pay the insurance proceeds within seven days after We receive at Our Home Office satisfactory proof of the Insured's death. However, we may postpone payment of the insurance proceeds under certain conditions as described in the "Payments We Make" section in the statement of additional information ("SAI").

Death Benefit Options

The Policy provides two death benefit options: Option 1 and Option 2. We calculate the amount available under each death benefit option as of the date of the Primary Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Surrender Value. See "Policy Lapse and Reinstatement."

The death benefit under Option 1 is the greater of:

-- the Specified Amount; or

-- the Cash Value (determined on the date of the Primary Insured's death) multiplied by the applicable percentage listed in the table below.

The death benefit under Option 2 is the greater of:

-- the Specified Amount plus the Cash Value (determined on the date of the Primary Insured's death); or

-- the Cash Value (determined on the date of the Primary Insured's death) multiplied by the applicable percentage listed in the table below.

For Option 1 only, the Specified Amount will be reduced by the amount of any partial surrenders including any partial surrender charge and processing fee charged within two years of the date of death of the Primary Insured.

The percentages in the table below are used to determine the minimum death benefit required for the qualification of a life insurance contract under Federal tax law.

22
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


                        Attained  Cash  Attained  Cash
                          Age    Value%   Age    Value%
                        up to 40  250       61    128
                              41  243       62    126
                              42  236       63    124
                              43  229       64    122
                              44  222       65    120
                              45  215       66    119
                              46  209       67    118
                              47  203       68    117
                              48  197       69    116
                              49  191       70    115
                              50  185       71    113
                              51  178       72    111
                              52  171       73    109
                              53  164       74    107
                              54  157    75-90    105
                              55  150       91    104
                              56  146       92    103
                              57  142       93    102
                              58  138       94    101
                              59  134       95    100
                              60  130

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you are satisfied with the amount of the Primary Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Cash Value, you should choose Option 1.

The amount of the death benefit may vary with the Cash Value.

-- Under Option 1, the death benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable percentage is greater than the Specified Amount.

-- Under Option 2, the death benefit will always vary with the Cash Value.

Changing Death Benefit Options

You may change death benefit options at any time with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the Adjusted Cash Value and Specified Amount (which would affect the monthly cost of insurance charge). However, We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

Changing from Option 1 to Option 2 may increase your cost of insurance charge and therefore the Monthly Deduction. Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. See "Policy Lapse and Reinstatement."
Changing the Specified Amount

You select the Specified Amount when you apply for the Policy. You may change the Specified Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.

Increasing the Specified Amount

-- After the first Policy Year, you may increase the Specified Amount by submitting an application and providing evidence of insurability satisfactory to Us at Our Administrative Service Center.

-- On the effective date of an increase, and taking the increase into account, the Surrender Value must be equal to the Monthly Deductions then due. If not, the increase will not occur until you pay sufficient additional premium to increase the Surrender Value.

-- An increase will be effective on the Monthly Deduction Day on or next following the date We approve your application, provided We have received any premium necessary to make the change.

-- The minimum increase is $10,000.

-- Increasing the Specified Amount of the Policy will increase your Minimum
   Premium as well as your monthly cost of insurance.

                                                                             23
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Variable Universal Life
INSURANCE

          --------
           Death Benefit (continued)

--------------------------------------------------------------------------------


-- Each increase in Specified Amount will begin a 14-year period during which an additional surrender charge will apply if you surrender the Policy.

-- The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.

-- A different cost of insurance rate may apply to the increase in Specified
   Amount, based on the Primary Insured's circumstances at the time of the increase.

-- Increasing the Specified Amount may increase the amount of the Target
   Premium and the Premium Charge.

Decreasing the Specified Amount

-- You must submit a written request to decrease the Specified Amount or decrease or cancel a Rider.

-- You may not decrease the Specified Amount during the first two Policy Years.
   You may decrease or cancel a Rider at any time.

-- You may not decrease the Specified Amount below Our published minimum amount for the type of policy or Rider.

-- Any decrease will be effective on the Monthly Deduction Day on or next following the date We approve your request.

-- A decrease in Specified Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

-- We will not allow a decrease in Specified Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.

-- Decreasing the Specified Amount will not affect the Minimum Premium.

-- Decreasing the Specified Amount may decrease the amount of the Target
   Premium and the Premium Charge.

Settlement Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these settlement options is available on request from Our Administrative Service Center.

Accelerated Death Benefit

Under the Accelerated Death Benefit Rider, you may receive an accelerated payment of part of the Policy's death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months. If you elect to receive an accelerated payment under the Rider, We will assess an annual interest charge on the amount of the accelerated payment equal to the lower of A or B, where:

-- A is the greater of (1) the current yield on a 90 day treasury bill; or (2) the maximum statutory adjustable policy loan interest rate currently allowed under state law.

-- B is the current Policy Loan interest rate.

We deduct the interest charge from the insurance proceeds payable upon the Insured's death. In no event will We assess the interest charge for more than one year after the date of the accelerated payment.

Benefit Payable on Maturity Date


If the Primary Insured is living on the Maturity Date (at Primary Insured's age
95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured's Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured's death. See "Federal Tax Considerations."


24
   The American Family Variable Universal Life Prospectus

           Surrenders and Partial Surrenders

--------------------------------------------------------------------------------


Surrenders

You may request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when We receive your request, subject to the following conditions:

-- You must complete and sign a surrender request and send it to Us at Our
   Administrative Service Center. You may obtain a surrender form by calling Us at 1-888-428-5433.

-- The Primary Insured must be alive and the Policy must be in force when you make your request, and the request must be made before the Maturity Date. We may require that you return the Policy.

-- If you surrender your Policy during the first 14 Policy Years (or during the first 14 years after an increase in Specified Amount), you will incur a surrender charge. See "Charges and Deductions--Surrender Charge."

-- Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

-- We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months. We may also postpone payment of the Surrender Value under certain conditions as described in the "Payments We Make" section in the SAI.

-- A surrender may have tax consequences. See "Federal Tax Considerations--Tax
   Treatment of Policy Benefits."

Partial Surrender

After the first Policy Year, you may complete and sign a written request to withdraw up to 90% of the Surrender Value subject to the following conditions:

-- The Policy has Surrender Value.

-- You must request at least $250.

-- For each partial surrender, We deduct a partial surrender charge from Cash
   Value that remains in the Policy in proportion to the charge that would apply to a full surrender. We also deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. See "Charges and Deductions--Partial Surrender Charge." We determine the amount of any proportional surrender charge before We deduct the processing fee from Cash Value.

-- You may make up to four partial surrenders per calendar year.

-- The Primary Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Maturity Date.

-- You can specify the Subaccount(s) and Fixed Account from which to make the partial surrender. Otherwise, We will deduct the amount (including any fee or charge) from the Subaccounts and the Fixed Account on a pro rata basis (that is, based on the proportion that the Cash Value in each Subaccount and the Fixed Account value bears to the unloaned Cash Value).


-- We will process the partial surrender at the accumulation unit values next determined after We receive your request. This means that if We receive your request for partial surrender prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your request for partial surrender at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day.


-- We generally will pay a partial surrender request within seven days after the Business Day when We receive the request. We may postpone payment of a partial surrender under certain conditions as described in the "Payments We Make" section in the SAI.

Effect of Partial Surrenders

-- A partial surrender can affect the Adjusted Cash Value (which is used to calculate the cost of insurance charge (see "Charges and Deductions--Monthly Deduction")).

-- For Option 1 only, the death benefit will be reduced by the amount of any partial surrenders including any partial surrender charge and

                                                                             25
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Surrenders and Partial Surrenders (continued)

--------------------------------------------------------------------------------

   processing fee charged within two years of the date of death of the Primary Insured.

-- If a partial surrender would cause the Policy to fail to qualify as life insurance under the Code, We will not allow the partial surrender.

Partial surrenders may have tax consequences. See "Federal Tax
Considerations--Tax Treatment of Policy Benefits."

26
   The American Family Variable Universal Life Prospectus

           Transfers

--------------------------------------------------------------------------------


You may make transfers between and among the Subaccounts and the Fixed Account. We determine the amount you have available for transfers at the end of the valuation period when We receive your request at Our Administrative Service Center. The following features apply to transfers under the Policy:

-- You may request a transfer of up to 100% of the Cash Value from one
   Subaccount to another Subaccount or to or from the Fixed Account in writing or by phone (as states permit).

-- You must transfer at least $250 or the total Cash Value in the Subaccount or Fixed Account less any policy loan, if less then $250.


-- You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. However, beginning on June 1, 2004, We will no longer allow transfers to either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount subject to the following two exceptions. If you are invested in either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount on June 1, 2004, or if you elected to invest in either Subaccount in an application to purchase the Policy submitted to Us prior to June 1, 2004 and your Policy was issued after that date, you may transfer Cash Value from the other Subaccounts and the Fixed Account to that Subaccount until the date of the Substitution. You may continue to make transfers from the Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount to the other Subaccounts and the Fixed Account. For more information about the Substitution see "The Substitution."



-- We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount (Fidelity VIP Money Market Subaccount) do not count as transfers for the purpose of assessing the transfer charge. Transfers from the Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount to the other Subaccounts and the Fixed Account between June 1, 2004 and the date of the Substitution do not count toward the 12 free transfers We permit each Policy Year.


-- For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).


-- We process transfers based on accumulation unit values determined at the end of the Business Day when We receive your transfer request. This means that if We receive your transfer request prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your transfer request at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day.



-- (For Oregon Policies only) Each transfer after the twelfth transfer in a Policy Year is subject to our approval.


-- Transfers from the Fixed Account:


  -- You may make only one transfer per year from the Fixed Account to the Subaccounts. Beginning on June 1, 2004, We will no longer allow transfers to either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount subject to the following two exceptions. If you are invested in either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount on June 1, 2004, or if you elected to invest in either Subaccount in an application to purchase the Policy submitted to Us prior to June 1, 2004 and your Policy was issued after that date, you may transfer Cash Value from the other Subaccounts and the Fixed Account to that Subaccount until the date of the Substitution.


  -- The Fixed Account Cash Value after a transfer from the Fixed Account must at least equal any loan balance.

  -- You may not transfer more than 25% of the Cash Value in the Fixed Account as of the date of transfer. If such transfer causes the Cash Value in the Fixed Account to fall below $1,000, We will transfer the full Cash Value.

-- We reserve the right to limit, revoke or modify the transfer privilege at any time.

                                                                             27
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Transfers (continued)

--------------------------------------------------------------------------------


Dollar Cost Averaging


You may elect to participate in a dollar cost averaging program in the application or by completing an election form and sending it to Our Administrative Service Center. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Money Market Subaccount (Fidelity VIP Money Market Subaccount) into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.


There is no additional charge for dollar cost averaging. We may modify, suspend, or discontinue the dollar cost averaging program at any time.

Automatic Asset Reallocation

You may elect to participate in an automatic asset reallocation program in the application or by completing an election form and sending it to our Administrative Service Center. Under the automatic asset reallocation program We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Cash Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.

There is no additional charge for the automatic asset reallocation program. We may modify, suspend, or discontinue the automatic asset reallocation program at any time.


Additional Limitations on Transfers



Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by Owners. In particular, such transfers may dilute the value of the shares of the portfolios, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios. In order to try to protect Owners and the portfolios from potentially harmful trading activity, We have certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designated to detect and prevent frequent, large, or short-term transfer activity among the Subaccounts of the Variable Account that may adversely affect other Owners or shareholders of the portfolios.



More specifically, Our Market Timing Procedures detect potential market timers by examining the number and/or size of transfers made by Owners within given periods of time, as well as the number of "round trip" transfers into and out of Subaccounts. For purposes of applying the parameters used to detect potential market timers, We will aggregate transfers made on the same valuation day under multiple contracts owned by the same Owner. We then investigate the transfer patterns for each Owner that fulfills the parameters being used to detect potential market timers in order to determine whether the transfer activity may adversely affect other Owners or portfolio shareholders if it continues in the future. We do not include transfers made pursuant to the dollar cost averaging and automatic asset reallocation programs in these limitations. We also coordinate with the funds to identify potential market timers, and will investigate any patterns of trading behavior identified by the funds that may not have been captured through operation of Our Market Timing Procedures. We may vary our Market Timing Procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We do not apply these detection methods to Subaccounts investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or very susceptible to market timing activity, such as portfolios that lack sufficient price volatility or portfolios that adequately reflect current market prices in their closing share values.


28
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------



Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technology limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or portfolio shareholders involves judgments that are inherently subjective. In addition, the terms of the Contract may also limit Our ability to address this issue. Accordingly, despite Our best efforts, We cannot guarantee that our Market Timing Procedures will detect every potential market timer, but We apply Our Market Timing Procedures consistently to all Owners without special arrangement, waiver, or exception. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, large, or short-term transfers among subaccounts of variable contracts issued by other insurance companies or among funding options available to retirement plan participants.



In Our sole discretion, We may revise Our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or shareholders of the portfolios, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.



To the extent permitted by applicable law, We reserve the right to defer the transfer privilege at any time that We are unable to purchase or redeem shares of any of the portfolios available through the Variable Account, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.


                                                                             29
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Loans

--------------------------------------------------------------------------------

While the Policy is in force, you may submit a request to borrow money from Us using the Policy as the only collateral for the loan. You may increase your risk of lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

Loan Conditions

-- You may take a loan from your Policy. You may take a preferred loan, up to the amount your Surrender Value exceeds premium payments, at any time. You may take a non-preferred loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

-- We charge you a maximum annual interest rate of 8.00% ("charged interest rate") on your loan.

-- Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 8.0% for preferred loans and 6% for non-preferred loans.

-- As collateral for your loan, We will allocate an amount equal to the loan
   ("loan amount") from the Variable Account and Fixed Account to the Loan Account. You may tell Us how to allocate the loan amount among the Subaccounts and the Fixed Account. If you do not, We will allocate the loan amount among the Subaccounts and the Fixed Account on a pro rata basis based on the Cash Value of each account less any loan balance. The value in the Loan Account must be at least as great as the loan balance.

-- You may repay all or part of your indebtedness at any time while the Primary
   Insured is alive and the Policy is in force. Upon each loan repayment, We will allocate an amount equal to the loan repayment (but not more than the amount of the loan balance) from the Loan Account back to the Subaccounts and/or Fixed Account according to the current premium allocation percentages, unless otherwise directed by the Owner. You must designate a payment as a loan repayment to be treated as a loan repayment. If you do not, We will treat the payment as a premium payment, not as a loan repayment.

-- A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. We deduct any indebtedness from the Surrender Value upon surrender, and from the insurance proceeds payable on the Primary Insured's death.

-- We normally pay the loan amount within seven days after We receive a proper loan request at Our Administrative Service Center. We may postpone payment of loans under certain conditions as described in the SAI.

30
   The American Family Variable Universal Life Prospectus

           Telephone Requests

--------------------------------------------------------------------------------

We may accept telephone instructions from you regarding transfers, dollar cost averaging, automatic asset reallocation and loans, subject to the following conditions:

-- You must complete and sign Our telephone request form and send it to Us. You also may authorize Us in the application or by written notice to act upon transfer instructions given by telephone.
-- We will employ reasonable procedures to confirm that telephone instructions are genuine.
-- If We follow these procedures, We are not liable for any loss, damage, cost, or expense from complying with telephone instructions We reasonably believe to be authentic. You bear the risk of any such loss. If We do not employ reasonable confirmation procedures, We may be liable for losses due to unauthorized or fraudulent instructions.

-- These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or recorded telephone instructions received from you.

-- We reserve the right to limit, revoke or modify telephone instructions at any time for any class of policies for any reason.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.

                                                                             31
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Policy Lapse and Reinstatement

--------------------------------------------------------------------------------

Lapse

Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the Surrender Value to zero.

Your Policy will not lapse:

1. During the first five Policy Years, if you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the Minimum Premium (Any increase in Specified Amount in the first five Policy Years would be covered from the date of the increase until the end of the five year period. An increase in Specified Amount will increase the amount of the Minimum Premium.);

2. If you purchase a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or

3. If you make a payment equal to the outstanding Monthly Deductions and any loan interest due before the end of the grace period.
If your Policy enters a grace period, We will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount of the outstanding Monthly Deductions and any loan interest due is required and will also indicate the final date by which We must receive the payment to keep the Policy from lapsing. If We do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If any Insured dies during the grace period, We will pay the insurance proceeds less any outstanding Monthly Deductions.

Reinstatement

Unless you have surrendered your Policy, you may apply for reinstatement of a lapsed Policy at any time while the Primary Insured is alive and within five years after the end of the grace period by submitting all of the following items to Us at Our Administrative Service Center:

1.  A written notice requesting reinstatement;

2.  Evidence of insurability for each Insured We deem satisfactory; and

3. Sufficient premium payment to keep the Policy in force for at least three months, including any past due Minimum Premium and loan interest due.

The effective date of reinstatement will be the date We approve your application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the lapse. Upon reinstatement, the Cash Value will be based upon the premium payment used to reinstate the Policy.

Once the Policy lapses, you can not reinstate the Guaranteed Minimum Death Benefit Rider.

32
   The American Family Variable Universal Life Prospectus

           The Company and the Fixed Account

--------------------------------------------------------------------------------

American Family Life Insurance Company


We are a stock life insurance company. We are located at 6000 American Parkway, Madison, Wisconsin 53783. Our Administrative Service Center is located at P.O. Box 1296, Greenville, South Carolina 29602.


The Fixed Account

The Fixed Account is part of Our general account. We own the assets in the general account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account will not share in the investment performance of Our general account.

Each Policy Year, We, in Our sole discretion, will establish a current interest rate that will be credited to amounts held in the Fixed Account for the duration of the Policy Year. For each amount allocated or transferred to the Fixed Account, We will apply the then current interest rate to such amount to the end of the Policy Year. At the end of the Policy Year, We reserve the right to declare a new current interest rate on such amounts and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

                                                                             33
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           The Variable Account and the Portfolios

--------------------------------------------------------------------------------

The Variable Account

We established American Family Variable Account I as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Policies. We may use the Variable Account to support other variable life insurance policies We issue. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

--  Federated Insurance Series

--  Fidelity Variable Insurance Products Fund



--  Strong Opportunity Fund II, Inc.

--  Strong Variable Insurance Funds, Inc.


--  Vanguard Variable Insurance Funds


The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

-- Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our general account. We may not use the Variable Account's assets to pay any of Our liabilities other than those arising from the Policies. If the Variable Account's assets exceed the required reserves and other liabilities, We may transfer the excess to Our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

-- If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substitute fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts or allocations of premiums or Cash Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See "Additional Information--Changes to the Variable Account."

34
   The American Family Variable Universal Life Prospectus

           The Portfolios

--------------------------------------------------------------------------------

The Variable Account invests in shares of certain portfolios. Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table summarizes each portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

        Portfolio                    Investment Objective and Investment Adviser
        ---------                    -------------------------------------------

Federated International    Investment Objective: Seeks total return on assets by
Equity Fund II             investing primarily in equity securities of companies based outside of the United States.

                           Investment Adviser: Federated Global Investment
                           Management Corp.

Federated Quality          Investment Objective: Seeks to provide current income by
Bond Fund II               investing in a diversified portfolio of investment grade fixed income securities, consisting primarily of corporate debt
                           securities, U.S. government and privately issued mortgage
                           backed securities and U.S. Treasury and agency securities.

                           Investment Adviser: Federated Investment Management
                           Company.

Fidelity VIP Money Market  Investment Objective: Seeks as high a level of current income
(Initial Class)            as is consistent with the preservation of capital and liquidity.
                           An investment in the Money Market Portfolio is neither
                           insured nor guaranteed by the Federal Deposit Insurance
                           Corporation or any government agency. During extended
                           periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly
                           negative.

                           Investment Adviser: Fidelity Management & Research
                           Company.

Fidelity VIP Equity-Income Investment Objective: Seeks reasonable income. The Fund
(Service Class 2)          will also consider the potential for capital appreciation. The
                           Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's
                           500/SM/ Index (S&P 500(R)).

                           Investment Adviser: Fidelity Management & Research
                           Company.

Fidelity VIP Growth        Investment Objective: Seeks to achieve capital appreciation.
(Service Class 2)
                           Investment Adviser: Fidelity Management & Research
                           Company.

                                                                             35
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           The Portfolios (continued)

--------------------------------------------------------------------------------


            Portfolio                      Investment Objective and Investment Adviser
            ---------                      -------------------------------------------
Fidelity VIP Contrafund(R)        Investment Objective: Seeks long-term capital appreciation.
(Service Class 2)
                                  Investment Adviser: Fidelity Management & Research
                                  Company.

Fidelity VIP Growth & Income      Investment Objective: Seeks high total return through a
(Service Class 2)                 combination of current income and capital appreciation.

                                  Investment Adviser: Fidelity Management & Research
                                  Company.
Fidelity VIP Mid Cap Growth       Investment Objective: Seeks long-term growth of capital.
(Initial Class)                   The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations.

                                  Investment Adviser: Fidelity Management & Research
                                  Company.

Strong Opportunity Fund II        Investment Objective: Seeks capital growth. The Fund
                                  invests primarily in securities that the manager believes are underpriced, yet have attractive growth prospects.

                                  Investment Adviser: Strong Capital Management, Inc.
Strong MidCap Growth Fund II      Investment Objective: Seeks capital growth. The Fund
                                  invests primarily in securities that the manager believes have favorable prospects for growth of earnings and capital
                                  appreciation.

                                  Investment Adviser: Strong Capital Management, Inc.

Vanguard VIF Small Company Growth Investment Objective: The Portfolio seeks long-term growth of capital by investing primarily in small-capitalization
                                  stocks of companies that appear to offer favorable prospects for growth and price appreciation.

                                  Investment Adviser: Granahan Investment Management, Inc.
                                  and Grantham, Mayo, Van Ottoloo & Co. LLC.


These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

36
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Annual Portfolio Operating Expenses table in this prospectus and the prospectuses for the portfolios.

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.25% and is based on a percentage of assets of the particular portfolios attributable to the Policy. Some advisers, administrators, or portfolios may pay Us more than others. American Family Securities, LLC, our wholly owned subsidiary broker-dealer, also receives a portion of the 12b-1 fees deducted from certain funds' portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios.

Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

Changes to the Variable Account

Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

1. Remove, combine, or add Subaccounts and make the new Subaccounts available to you at Our discretion;

2. Transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;

3. Combine the Variable Account with other separate accounts, and/or create new separate accounts;

4. Deregister the Variable Account under the Investment Company Act of 1940, or operate the Variable Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

5. Restrict or eliminate voting rights of Owners or other persons having voting rights as to the Variable Account; and

6.  Modify the provisions of the Policy to comply with applicable law.

We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

Voting Portfolio Shares

Even though We are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, We will vote Our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct Us on how to vote and to return your proxy to Us in a timely manner. You will have the right to instruct Us on the number of portfolio shares that corresponds to the amount of Cash Value you have in that portfolio (as of a date set by the portfolio).

If We do not receive voting instructions on time from some Owners, We will vote those shares in the same proportion as the timely voting instructions We receive. Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions. If We ever disregard voting instructions, We will send you a summary in the next annual report to Owners advising you of the action and the reasons We took this action.

                                                                             37
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Charges and Deductions

--------------------------------------------------------------------------------


We make certain charges and deductions under the Policy. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and
(3) risks We assume.

Services and Benefits We Provide:

-- the death benefit, cash, and loan benefits under the Policy

-- investment options, including premium payment allocations

-- administration of elective options

-- the distribution of reports to Owners

Costs and Expenses We Incur:

-- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)

-- overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies

-- other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risks We Assume:

-- that the cost of insurance charges We may deduct are insufficient to meet
   Our actual claims because Insureds die sooner than We estimate

-- that the costs of providing the services and benefits under the Policies exceed the charges We deduct

Premium Charge

Prior to allocation of a premium payment, We deduct a charge from each premium payment to compensate Us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your Policy's Cash Value according to your allocation instructions.

The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.

Mortality and Expense Risk Charge

We deduct a daily charge from each Subaccount to compensate Us for certain mortality and expense risks We assume. The mortality risk is that the Primary Insured will live for a shorter time than We project. The expense risk is that the expenses that We incur will exceed the administrative charge limits We set in the Policy.

This charge is equal to an annual rate of 0.90% of the average daily net assets of the Variable Account in Policy Years 1-10, and 0.45% thereafter. We reserve the right to increase this charge to a maximum annual rate of 0.90% for the eleventh Policy Year and Policy Years thereafter. We will notify you in writing at least 60 days in advance of any such increase.

If this charge does not cover Our actual costs, We may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to Our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

Monthly Deduction

We deduct a Monthly Deduction from the Cash Value on the Monthly Deduction Day to compensate Us for administrative expenses and for the Policy's insurance coverage. We will make deductions from the Cash Value in each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the Cash Value in each Subaccount and the Fixed Account bears to the unloaned Cash Value on the Monthly Deduction Day). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction has three components:

-- the cost of insurance charge;

-- the policy fee; and

-- costs of any Riders (as specified in the applicable Rider(s)).


38
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------

We assess a monthly cost of insurance charge to compensate Us for underwriting the death benefit. The charge depends on a number of variables (Primary Insured's issue age, Underwriting Class, Policy Year, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. Your Policy's schedule page indicates the guaranteed cost of insurance charge applicable to your Policy. We will forward to you an updated Policy schedule page to reflect any changes in the guaranteed cost of insurance charge resulting from changes you make to the Policy, including changes in the Specified Amount and Riders offering supplemental benefits.

Cost of Insurance Charge

For Death Benefit Option One the cost of insurance on any Monthly Deduction Day is equal to (A - B) X C where:

-- A is the death benefit on the Monthly Deduction Day, divided by 1.00246627;

-- B is the Policy's Adjusted Cash Value on the Monthly Deduction Day; and

-- C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.

For Death Benefit Option Two the cost of insurance on any Monthly Deduction Day is equal to (A - B) X C where:

-- A is the death benefit on the Monthly Deduction Day plus the Policy's
   Adjusted Cash Value on the Monthly Deduction Day divided by 1.00246627;

-- B is the Policy's Adjusted Cash Value on the Monthly Deduction Day; and

-- C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.

Adjusted Cash Value. The Adjusted Cash Value for the Base Policy is the Cash Value reduced by the monthly cost of any Riders (except a Rider for total disability) and the Monthly Deduction.

Cost of Insurance Rates. We base the cost of insurance rates on the Primary Insured's issue age, underwriting class, number of full years the insurance has been in force, and the Specified Amount. The actual monthly cost of insurance rates are based on Our expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table and the Primary Insured's issue age and underwriting class. Any change in the cost of insurance rates will apply to all persons of the same issue age, underwriting class, and number of full years insurance has been in force.

In general the longer you own your Policy, the higher the cost of insurance rate will be as the Primary Insured grows older. Also our cost of insurance rates will generally be lower if the Primary Insured is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, Primary Insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the Specified Amount under their Policies.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If We approve an increase in your Policy's Specified Amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the Insured's circumstances at the time of the increase.

Underwriting Class. The underwriting class of the Insured will affect the cost of insurance rates. We currently place each Insured into one of four underwriting classes depending on the Insured's mortality risk.

Policy Fee. Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years. The policy fee is intended to compensate Us for the administrative costs associated with the underwriting and issuance of the Policy.

Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider.

                                                                             39
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Charges and Deductions (continued)

--------------------------------------------------------------------------------


Surrender Charge

Surrender charges are deducted to compensate Us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and Policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, We will cover the short-fall from Our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

Surrender Charge. If your Policy lapses, or you fully surrender your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, We deduct a surrender charge from your Cash Value and pay the remaining amount (less any loan balance) to you. The payment you receive is called the Surrender Value.

The surrender charge equals a charge per $1,000 of Specified Amount and depends on the underwriting class of the Primary Insured, issue age and Policy Year. Increases in Specified Amount have their own surrender charge penalty period. The maximum surrender charge for any Policy is $42 per $1,000 of Specified Amount. A decrease in Specified Amount does not reduce the original surrender charge or any additional surrender charge. The surrender charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Specified Amount. Under some circumstances the level of surrender charges might result in no Surrender Value being available.

Partial Surrender Charge

After the first Policy Year, you may request a partial surrender from your Cash Value. For each partial surrender, We will deduct a partial surrender charge from the Cash Value that remains in the Policy. The charge will be in proportion to the charge that would apply to a full surrender and is computed as the amount of the Cash Value surrendered divided by the total amount of Surrender Value. The partial surrender charge reduces any future surrender charge by a proportional amount. These charges are to compensate Us for administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender. For each partial surrender, We also will deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value.

Transfer Charge


We currently allow you to make 12 transfers among the Subaccounts or from the Subaccounts to the Fixed Account each Policy Year free of charge. Included in the 12 free transfers is one free transfer from the Fixed Account to the Subaccounts. Transfers from the Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount to the other Subaccounts and the Fixed Account between June 1, 2004 and the date of the Substitution do not count toward the 12 free transfers We permit each Policy Year.


-- We deduct $25 for the 13th and each additional transfer made during a Policy
   Year to compensate Us for the costs of processing these transfers.

-- For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

-- We deduct the transfer charge from the amount being transferred.

-- Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Portfolio Expenses

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, consult the portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

40
   The American Family Variable Universal Life Prospectus

           Federal Tax Considerations

--------------------------------------------------------------------------------


The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This Discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on Our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.


Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. We believe that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, however, there is some uncertainty about the application of these requirements to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with these requirements and We reserve the right to restrict Policy transactions in order to do so.





In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.




In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the Beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary's circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.




Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.



If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other


                                                                             41
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Federal Tax Considerations (continued)

--------------------------------------------------------------------------------


terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

-- All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Cash Value immediately before the distribution over the Owner's investment in the Policy at that time. They will be treated as tax-free recovery of the Owner's investment in the Policy only after all such excess has been distributed. "Investment in the Policy" is generally equal to the aggregate amount of any premiums or other considerations paid for a Policy, reduced by any amount previously distributed under the Policy that was not taxed.

-- Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

-- A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have Attain Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions from Policies That Are Not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of preferred loans. You should consult a tax adviser on this point.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

Policy Loans. In general, interest you pay on a loan from a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Policies. All Policies that We issue to the same Owner that become MECs during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the ac-

42
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------

celerated death benefit are uncertain. You should consult a tax advisor before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.


Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.


Other Policy Owner Tax Matters. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

                                                                             43
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------

--------------------------------------------------------------------------------



The Substitution



We have requested the approval of the SEC for the removal of the Strong Opportunity Fund II and the Strong MidCap Growth Fund II as funding choices under the Policy. Following Our receipt of the SEC's approval, which should occur sometime after June 1, 2004, We will automatically transfer any Cash Value you have in the Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount to the Fidelity VIP Mid Cap Subaccount (the Substitution). Both the Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount will cease as funding choices under the Policy on that date.



Beginning on June 1, 2004, We will no longer allow you to allocate premium payments or make transfers to either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount subject to the following two exceptions. If you are invested in either the Strong Opportunity Subaccount or the Strong MidCap Growth Subaccount on June 1, 2004, or if you elected to invest in either Subaccount in an application to purchase the Policy submitted to Us prior to June 1, 2004 and your Policy was issued after that date, you may continue to allocate premium payments and transfer Cash Value from the other Subaccounts and the Fixed Account to that Subaccount until the date of the Substitution.



You may continue to make transfers from the Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount to the other Subaccounts and the Fixed Account until the date of the Substitution. Transfers made from the Strong Opportunity Subaccount and the Strong MidCap Growth Subaccount to the other Subaccounts and the Fixed Account between June 1, 2004 and the date of the Substitution do not count toward the twelve free transfers you may make each Policy Year. Although We have no current intention of increasing the amount of the transfer fee, We agree not to exercise Our right to do so for at least 30 days after the Substitution.



Within five days after the Substitution, we will forward to Owners affected by the Substitution a written notice informing them of the details regarding the Substitution.


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   The American Family Variable Universal Life Prospectus

           Supplemental Benefits and Riders

--------------------------------------------------------------------------------

The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and some must be purchased when the Policy is issued. We deduct any monthly charges for these Riders from Cash Value as part of the Monthly Deduction. (See the Fee Tables for more information concerning Rider expenses.) These Riders provide fixed benefits that do not vary with the investment performance of the Variable Account. Your agent can help you determine whether certain of the Riders are suitable for you. These Riders may not be available in all states. Please contact Us for further details.

We currently offer the following Riders under the Policy:

-- Accelerated Death Benefit Rider

-- Accidental Death Benefit Rider

-- Additional Insured Rider

-- Children's Insurance Rider

-- Guaranteed Purchase Option Benefit Rider

-- Guaranteed Minimum Death Benefit Rider

-- Waiver of Monthly Deductions Rider

-- Waiver of Specified Premium Rider

                                                                             45
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Sale of Policies

--------------------------------------------------------------------------------

Sale of the Policies




We have entered into a distribution agreement with our affiliate, American Family Securities LLC (the "Distributor"), for the distribution and sale of the Policies. Pursuant to this agreement, the Distributor serves as principal underwriter for the Policies, and offers the Policies through its registered representatives. We pay commissions to Distributor for sales of the Policies by its registered representatives. The Fidelity Variable Insurance Products Fund makes payments to Distributor under its distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares. These payments equal on an annual basis 0.25% of the average net assets of the Variable Account invested in the particular fund.



The maximum commission payable for Policy sales is approximately 60.5% of Target Premium and 3.30% of premium payments in excess of that amount during the first Policy Year; and 3.30% of premiums paid thereafter. This commission may be returned if the Policy is not continued through the first Policy Year. The entire amount of the sales commissions is passed through the Distributor to the registered representative who sold the Policy and to his or her manager. American Family Life pays Distributor's operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and all other expenses of Distributing the Policies.



Because registered representatives of the Distributor are also Our agents, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that We offer, such as conferences, trips, prizes and awards. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. Distributor's registered representatives and managers may receive other payments from Us for the recruitment and training of personnel, production of promotional literature and similar services.



Commissions and other incentives and payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.





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   The American Family Variable Universal Life Prospectus

           Legal Proceedings

--------------------------------------------------------------------------------

AFLIC, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, AFLIC believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, the ability of American Family Securities LLC to perform its contract with the Variable Account, or the ability of AFLIC to meet its obligations under the Policies.

                                                                             47
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Financial Statements

--------------------------------------------------------------------------------


The financial statements for the Variable Account and the Company are contained in the SAI. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.


48
   The American Family Variable Universal Life Prospectus

           Glossary

--------------------------------------------------------------------------------

Additional Premium Payment
A premium payment you make under the Policy other than a Planned Premium
Payment.

Administrative Service Center
An office that provides administrative services and to which the Owner may direct inquiries as to Beneficiary and ownership changes, requests for surrenders, partial surrenders, and transfers. The address of the Administrative Service Center is P.O. Box 1296, Greenville, SC 29602.

AFLIC, the Company, We, Us, Our
American Family Life Insurance Company.

Application
The form completed by the Proposed Insured and/or Proposed Owner when applying for coverage under the Policy. This includes any:
-- amendments or endorsements;
-- Supplemental Applications; or
-- Reinstatement Applications

Attained Age
The Insured's age, at his/her nearest birthday.

Base Policy
The flexible premium variable universal life insurance policy, not including any Riders.

Beneficiary(ies)
The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.

Business Day

A day when the New York Stock Exchange is open for trading, except for the day after Thanksgiving, and any day that a Subaccount's corresponding investment option does not value its shares. Assets are valued at the close of the Business Day (typically 4:00 p.m. Eastern Time).


Cash Value
The sum of all values in the Fixed Account, Loan Account, and in each Subaccount.

Code
The Internal Revenue Code of 1986, as amended.

Death Benefit
The amount payable to the Beneficiary upon the death of the Primary Insured, according to the conditions and provisions of the Base Policy.

Excess Interest
Any interest credited in addition to the guaranteed interest in the Fixed
Account.

Fixed Account
An account in which the Cash Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.

Free-look Period
The period during which you may examine and return the Policy to Us at Our Administrative Service Center and receive a refund.

Fund
An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests.

General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.

Grace Period
A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

Home Office
Our office at 6000 American Pkwy, Madison,
Wisconsin 53783-0001.

Increase in Coverage
An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option Two to Option One) and any addition of or increase in an Additional Insured Rider or addition of a Children's Insurance Rider.

Initial Specified Amount
The Specified Amount on the Policy Issue Date.

Insurance Proceeds
The amount We pay to the Beneficiary when We receive due proof of the Insured's death.

                                                                             49
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Glossary (continued)

--------------------------------------------------------------------------------


Insured
The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children's Insurance Rider.

Issue Age
The Insured's age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Coverage subsequently added to the Policy.

Issue Date
The date shown on the Schedule that the Policy was issued. A Rider or Increase in Coverage subsequently added to the Policy will have its own Issue Date.

Lapse
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Loan Balance
The sum of all outstanding policy loans plus accrued loan interest.

Maturity Date
The date that the Policy ends if the Primary Insured is living. The Maturity Date is the Policy Anniversary date nearest the Primary Insured's age 95 unless extended under the Extension of Maturity Date provision.

MEC
A modified endowment contract, as defined under the Code.

Minimum Premium
The amount necessary to guarantee the Policy will not lapse during the first five Policy Years. It is equal to the minimum monthly premium (as set forth in your Policy) multiplied by the number of months since the Policy Date (including the current month).

Money Processing Center
An address to which the Owner may send all premium payments after the initial premium payment. The address of the Money Processing Center is P.O. Box 7430, Madison, Wisconsin 53777.

Monthly Deduction
The amount equal to the sum of:
-- the cost of insurance for the Base Policy; and -- the cost of any Rider; and -- a separate monthly policy fee and policy issue fee.

Monthly Deduction Day
The first Monthly Deduction Day is the Policy Date; thereafter, the Monthly Deduction Day is the same day of each month as the Policy Date.

Net Cash Value
The amount calculated as:
-- the Cash Value; less
-- the amount of any policy loan; less
-- any policy loan interest due.

Net Premium(s)
The amount of premium remaining after the Premium Charge has been deducted.

Owner (you, your)
The person named in the Application as the Owner, unless later changed.

Planned Premium Payment
The amount you elect to pay under the Policy on a periodic basis as set forth in a schedule. Planned Premium Payments serve as the basis for premium payment reminder notices. Payment of Planned Premium Payments may not necessarily keep the Policy in force.

Policy Anniversary
The same day and month as the Policy Date in each year following the first Policy Year.

Policy Date
The date shown on the Policy Schedule that determines each:
-- Policy Year;
-- Policy Anniversary;
-- Policy Month; and
-- the Attained Age of the Insured.
If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

50
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


Policy Year
A year that starts on the Policy Date or on the Policy Anniversary.

Portfolio
A separate investment portfolio of a fund. Each Subaccount invests exclusively in one portfolio of a fund.

Premium Payments
All payments you make under the Policy other than repayments of indebtedness.

Primary Insured
The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.

Proceeds
The amount We pay subject to the Policy's provisions, upon:
-- the Maturity Date of the Policy; or
-- the surrender or partial surrender of the Policy.

Rider
Any benefit, other than the base Policy, made a part of this Policy.

SEC
The Securities and Exchange Commission, a United States government agency.

Specified Amount
The amount We use in determining the insurance coverage on an Insured's life.

Subaccount
A subdivision of the Variable Account. We invest each Subaccount's assets exclusively in shares of one portfolio.

Surrender
To cancel the Policy by signed request from the Owner and return of the Policy to Us at Our Administrative Service Center.

Surrender Value
An amount equal to:
-- the Cash Value; minus
-- the sum of the surrender charge and the loan balance.

The Surrender Value of the Policy is never less than zero.

Target Premium
An amount of premium payments, based on the Specified Amount and the age of the Insured, used to compute the premium charge and the maximum sales commission.

Underwriting Class
The underwriting risk class of the Insured.

Valuation Period
The time between the close of business on a Business Day and the close of business on the next Business Day.

Variable Account
American Family Variable Account I.

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[LOGO] American Family
Variable Universal Life
INSURANCE

           Statement of Additional Information
           Table of Contents

--------------------------------------------------------------------------------


                            Table of Contents

        Other Policy Information....................................  2
             The Policy.............................................  2
             When Insurance Coverage Takes Effect...................  2
             Our Right to Contest the Policy........................  2
             Misstatement of Age or Gender..........................  2
             Suicide Exclusion......................................  2
             Ownership Rights.......................................  3
             Changing Death Benefit Options.........................  3
             Underwriting Classes...................................  4
             Loan Interest..........................................  4
             Effect of Policy Loans.................................  4
             Payments We Make.......................................  5
             Dollar Cost Averaging..................................  5
             Automatic Asset Reallocation...........................  5
             Payment of Policy Benefits.............................  6
             Policy Termination.....................................  7
        Supplemental Benefits and Riders............................  7
             Accelerated Death Benefit Rider........................  7
             Accidental Death Benefit Rider.........................  8
             Additional Insured Rider...............................  8
             Children's Insurance Rider.............................  8
             Guaranteed Purchase Option Benefit Rider...............  8
             Guaranteed Minimum Death Benefit Rider.................  8
             Waiver of Monthly Deductions Rider.....................  8
             Waiver of Specified Premium Rider......................  9
        Performance Data............................................  9
             Hypothetical Illustrations.............................  9
             Yields and Total Returns...............................  9
        Additional Information...................................... 13
             Sale of the Policies................................... 13
             Potential Conflicts of Interest........................ 14
             Legal Developments Regarding Unisex Actuarial Tables... 15
             Reports to Owners...................................... 15
             Records................................................ 15
             Legal Matters.......................................... 15
             Experts................................................ 15
             Additional Information about the Company............... 15
             Financial Statements................................... 16


52
   The American Family Variable Universal Life Prospectus

NASD Public Disclosure Program

The NASD Public Disclosure Program allows you to access information that may help you determine whether to conduct business with an NASD Member Firm or with its associated persons. As part of the Program, the NASD operates a toll-free hotline and an Internet website where you may obtain information regarding the disciplinary history of NASD Member Firms and their associated persons. If you wish to obtain an investor brochure that describes that NASD Public Disclosure Program, please contact the NASD through the toll-free number or Internet address listed below:

      You may call the NASD Public Disclosure Hotline at: 1-800-289-9999

                  Or visit the NASD Website at www.nasdr.com.

                  This Notice is not part of the Prospectus.
How to Make a Complaint

If you would like to submit a complaint to American Family Securities, LLC, the broker/dealer that distributes the American Family Variable Annuity, you may call 1-800-374-0008, Extension 30552. Or, you may mail your complaint to American Family Securities, LLC, 6000 American Parkway, Madison, WI 53783.

                  This Notice is not part of the Prospectus.
                    Customer Identification Program Notice

Important Information You Need to Know About Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

This Notice answers some questions about your firm's Customer Identification Program.

What types of information will I need to provide?

When you open an account, your firm is required to collect information such as the following from you:

-- Yourname

-- Dateof birth

-- Address

-- Identificationnumber:

     . U.S. Citizen: taxpayer identification number (social security number or employer identification number)

     . Non-U.S. Citizen: taxpayer identification number, passport number, and country of issuance, alien identification card number, or government-issued identification showing nationality, residence, and a photograph of you.

You may also need to show your driver's license or other identifying documents.

A corporation, partnership, trust or other legal entity may need to provide other information, such as its principal place of business, local office, employer identification number, certified articles of incorporation, government-issued business license, a partnership agreement, or a trust agreement.

U.S. Department of the Treasury, Securities and Exchange Commission, NASD, and New York Stock Exchange rules already required you to provide most of this information. These rules also may require you to provide additional information, such as your net worth, annual income, occupation, employment information, investment experience and objectives, and risk tolerance.

What happens if I don't provide the information requested or my identity can't be verified?

Your firm may not be able to open an account or carry out transactions for you. If your firm has already opened an account for you, they may have to close it.

We thank you for your patience and hope that you will support the financial industry's efforts to deny terrorists and money launderers access to America's financial system.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits, Surrender Values, and Cash Values, and to request other information about the Policy, please call or write to Us at Our Service Center at 1-888-428-5433, P.O. Box 1296, Greenville, SC 29602.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Policy. Information about Us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.




Investment Company Act of 1940 Registration File No. 811-10097

[LOGO] American Family Insurance


(C)2004 American Family Life Insurance Company

Home Office - Madison, WI 53783

American Family Variable Universal Life Insurance is distributed by American Family Securities, LLC
6000 American Parkway, Madison, WI 53783
1-888-428-5433


Policy Form L-97 VUL ADL-18882 Rev. 12/03                    ADL-18882 Rev. 5/04

                       AMERICAN FAMILY VARIABLE ACCOUNT I
                                  (Registrant)

                     AMERICAN FAMILY LIFE INSURANCE COMPANY
                                   (Depositor)

                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
                                 1-888-428-5433

                         Administrative Service Center:
                                  P.O. Box 1296
                        Greenville, South Carolina 29602

                       STATEMENT OF ADDITIONAL INFORMATION
                    Variable Universal Life Insurance Policy


This Statement of Additional Information ("SAI") contains additional information regarding the variable universal life insurance policy (the "Policy") offered by American Family Life Insurance Company ("AFLIC"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2004 and the prospectuses for the Federated Insurance Series, Fidelity Variable Insurance Products Fund, Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc., and Vanguard Variable Insurance Funds. You may obtain a copy of these prospectuses by writing or calling Us at Our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2004.

                                Table of Contents
--------------------------------------------------------------------------------


Other Policy Information.....................................................  2
    The Policy ..............................................................  2
    When Insurance Coverage Takes Effect ....................................  2
    Our Right to Contest the Policy .........................................  2
    Misstatement of Age or Gender ...........................................  2
    Suicide Exclusion .......................................................  2
    Ownership Rights ........................................................  3
    Changing Death Benefit Options ..........................................  3
    Underwriting Classes ....................................................  4
    Loan Interest ...........................................................  4
    Effect of Policy Loans ..................................................  4
    Payments We Make ........................................................  5
    Dollar Cost Averaging ...................................................  5
    Automatic Asset Reallocation ............................................  5
    Payment of Policy Benefits ..............................................  6
    Policy Termination ......................................................  7
Supplemental Benefits and Riders ......................... ..................  7
    Accelerated Death Benefit Rider .........................................  7
    Accidental Death Benefit Rider ..........................................  8
    Additional Insured Rider ................................................  8
    Children's Insurance Rider ..............................................  8
    Guaranteed Purchase Option Benefit Rider ................................  8
    Guaranteed Minimum Death Benefit Rider ..................................  8
    Waiver of Monthly Deductions Rider ......................................  8
    Waiver of Specified Premium Rider .......................................  9
Performance Data ........................ ...................................  9
    Hypothetical Illustrations ..............................................  9
    Yields and Total Returns ................................................  9
Additional Information ........................... .......................... 13
    Sale of the Policies .................................................... 13
    Potential Conflicts of Interest ......................................... 14
    Legal Developments Regarding Unisex Actuarial Tables .................... 15
    Reports to Owners ....................................................... 15
    Records ................................................................. 15
    Legal Matters ........................................................... 15
    Experts ................................................................. 15
    Additional Information about the Company ................................ 15
    Financial Statements .................................................... 16

Other Policy Information

The Policy

The Policy, application(s), policy schedule pages, and any Riders are the entire contract. Only statements made in an application can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when We issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

When Insurance Coverage Takes Effect

If We issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If We issue a Policy other than as applied for, full insurance coverage will take effect upon the completion of all underwriting and owner payment for and acceptance of the Policy. Full insurance coverage under the Policy will not begin before the Issue Date set forth in the Policy.

Prior to the Issue Date, We may begin to deduct monthly deductions from your net premium and We will allocate your premium minus the Monthly Deduction to the General Account until the Issue Date.

In any state other than Kansas, if you pay the minimum initial premium payment with your application, We may give you a conditional receipt which provides insurance coverage prior to the Issue Date.

This means that, subject to Our underwriting requirements and subject to a maximum limitation on insurance coverage amount, insurance coverage will become effective on the effective date We specified in the conditional receipt. The effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests We require, (iii) the date requested in the application, and (iv) the date any required amendments have been signed.

In the state of Kansas, temporary insurance coverage may be provided prior to the Issue Date under the terms of a temporary insurance agreement for receipt of the minimum initial premium payment and application. In accordance with Our underwriting rules, temporary insurance coverage may not exceed the lesser of the Specified Amount applied for or $1,000,000 and will remain in effect until the earlier of the date insurance coverage takes effect under the Policy or the date We mail notice of termination and refund the premium payment.

As provided for under state insurance law, you, to preserve insurance age, may be permitted to backdate the Policy. In no case may the Issue Date be more than 14 days prior to the date the application was completed. We will make Monthly Deductions for the backdated period on the Issue Date.

Our Right to Contest the Policy

In issuing the Policy, We rely on all statements made by or for you and/or the Insured(s) in the application or in a supplemental application. Therefore, We may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, We will not contest the Policy after the Policy has been in force during the Primary Insured's lifetime for two years. Likewise, We will not contest any increase in coverage, or any reinstatement of the Policy that requires evidence of insurability, after such increase or reinstatement has been in effect during the Primary Insured's lifetime for two years. However, different states may prescribe different time periods in which We can contest the validity of a Policy. Please consult your Policy.

We may contest the validity of any Rider that provides benefits for total disability or accidental death at any time on the grounds of fraudulent misrepresentation.

Misstatement of Age or Gender

If the Insured's age or gender was stated incorrectly in the application, We will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct age and gender.

Suicide Exclusion

If the Primary Insured commits suicide, while sane or insane, within two years of the Issue Date, the Policy will terminate and Our liability will be limited to an amount equal to the premiums paid, less any indebtedness, less any partial surrenders and less any dividends previously paid.

If the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage, the Policy will terminate and Our liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of the increase.

Certain states may require suicide exclusion provisions that differ from those described herein.

Ownership Rights

You, as the Owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

     . You designate the Beneficiary (the person to receive the insurance proceeds when the Insured dies) and the contingent Beneficiary (the person to receive the insurance proceeds if no primary Beneficiary is alive when the Insured dies) in the application.

     . You may designate more than one Beneficiary and/or contingent Beneficiary. If you designate more than one such Beneficiary, then each Beneficiary that survives the Insured shares equally in any insurance proceeds unless the Beneficiary designation states otherwise.

     . If there is not a designated Beneficiary or contingent Beneficiary surviving at the Insured's death, We will pay the insurance proceeds to the Owner, if living, or the Owner's estate.

     . Unless there is an irrevocable Beneficiary, you can change the Beneficiary while the Insured is living by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Insured is living when We receive the notice. We are not liable for any payment or other actions We take before We receive your written notice.

     . A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

     . You may change the Owner at any time while the Primary Insured is alive by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Primary Insured is living when We receive the request.

     . We are not liable for any payment or other actions We take before We receive your written notice.

     .    Changing the Owner does not automatically change the Beneficiary.

     . Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

     . You may assign Policy rights while the Primary Insured is alive by submitting written notice to Us.

     . Your interests and the interests of any Beneficiary or other person will be subject to any assignment unless the Beneficiary was designated an irrevocable Beneficiary before the assignment.

     .    You retain any Ownership rights that are not assigned.

     .    We are not:

          . bound by any assignment unless We receive a written notice of the assignment;

          . responsible for validity of any assignment or determining the extent of an assignee's interest; or

          . liable for any payment We make before We receive written notice of the assignment.

     . Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

Changing Death Benefit Options

The following rules apply to any change in death benefit options:

     . You must submit a written request for any change in death benefit options.

     . We will require evidence of insurability satisfactory to Us for a change from Option 1 to Option 2.

     . The effective date of the change in death benefit option will be the Monthly Deduction Day on or following the date when We receive your request for a change.

If you change from Option 1 to Option 2:

     . We will first decrease the Specified Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount) and then any applicable Rider coverage amounts by the Cash Value on the effective date of the change.

     .    The death benefit will NOT change on the effective date of the change.


     . The Minimum Premium may change. There will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Cash Value increases (unless the death benefit is based on the applicable percentage of Cash Value).


     . If the Specified Amount or applicable Rider coverage amount would be reduced to less than the minimum initial Specified Amount or minimum amount in which the Policy or applicable Rider could be issued, then We will not allow the change in death benefit option.

If you change from Option 2 to Option 1:

     . The Specified Amount will be increased by the Cash Value on the effective date of the change.

     .    The death benefit will NOT change on the effective date of the change.


     .    The Minimum Premium may change.


     . Unless the death benefit is based on the applicable percentage of Cash Value, if the Cash Value increases, the net amount at risk will decrease over time thereby reducing the cost of insurance charge.

Underwriting Classes

We currently have four underwriting classes: Select, Preferred, Nonsmoker, and Regular.

     . The Select underwriting class is only available if the Specified Amount equals or exceeds $150,000.

     . In an otherwise identical Policy, an Insured in the Select class will have a lower cost of insurance rate than an Insured in the Regular class.

     . Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers (i.e. Regular Class).

Loan Interest

Charged Loan Interest. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.

Earned Loan Interest. We transfer earned loan interest to the Subaccounts and/or the Fixed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the loan balance under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan amount) minus any loan repayments.

We may credit the Loan Account with an interest rate different than the rate credited to net premium payments allocated to the Fixed Account.

Effect on Policy Loans

A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. The insurance proceeds and Surrender Value include reductions for the loan balance. Repaying a loan causes the death benefit and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Variable Account to the Loan Account will affect the Cash Value, even if the loan is repaid, because We credit these amounts with an interest rate We declare rather than with a rate of return that reflects the investment performance of the Variable Account.

Accordingly, the effect on the Cash Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Fixed Account.

The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial surrender for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a policy loan.

Payments We Make

We usually pay the amounts of any surrender, partial surrender, insurance proceeds, loan, or settlement options within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:

     . the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

     . the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

     . the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.

If you have submitted a check or draft to Our Administrative Service Center, We have the right to defer payment of surrenders, partial surrenders, insurance proceeds, or payments under a settlement option until the check or draft has been honored.


If mandated under applicable law, the Company may be required to block a policy owner's account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.


Dollar Cost Averaging

On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Money Market Subaccount to your designated "destination accounts" in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must place at least $1,000 in the Money Market Subaccount.

If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:

          1.   The Policy Date;

          2. When the Cash Value of the Money Market Subaccount equals or exceeds the minimum amount stated above; or

          3.   The date requested.

Dollar Cost Averaging will end if:

     .    We receive your written request to cancel your participation;

     .    the Cash Value in the Money Market Subaccount is depleted;

     .    the specified number of transfers has been completed; or

     .    the Policy enters the grace period.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee.

You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.

Automatic Asset Reallocation

To participate in the automatic asset reallocation program:

     . you must elect this feature in the application or after issue by submitting an automatic asset reallocation request form to Our Administrative Service Center.

Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 "free" transfers allowed during each Policy Year. You can end this program at any time.

Automatic asset reallocation will end if:

     .    We receive your written request to terminate the program.

You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.

Payment of Policy Benefits

Benefit Payable on Maturity Date. If the Primary Insured is living on the Maturity Date (at Primary Insured's age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured's Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured's death.

Insurance Proceeds. Insurance proceeds will ordinarily be paid to the Beneficiary within seven days after We receive proof of the Insured's death and all other requirements are satisfied, including receipt by Us at Our Administrative Service Center of all required documents. Generally, We determine the amount of a payment from the Variable Account as of the date of death. We pay insurance proceeds in a lump sum by either issuing a check or, at the Beneficiary's option, by establishing a Flexible Settlement Account in the Beneficiary's name, unless you or the Beneficiary have selected an alternative settlement option. We pay interest on the insurance proceeds as required by state law.

Settlement Options. In lieu of a lump sum payment on death, surrender, or maturity, you or the Beneficiary (upon your death) may elect one of the following fixed settlement options. Payment under fixed settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. A guaranteed interest rate of 3.5% per year applies to all fixed settlement options. We may pay additional interest in Our sole discretion.

Available as Fixed:

Fixed Period. We will make equal periodic payments for a fixed period not less than 5 years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

Fixed Amount. We will make equal periodic payments of a definite amount. The amount We pay each period must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Joint and Survivor Lifetime Income. We will make equal periodic payments for the lifetime of two payees. Payments will continue as long as either payee is living. If both payees die before the end of the guarantee period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a single sum payment or another fixed settlement option with a lesser fixed period. The minimum guarantee period is ten years.

Installment Refund. Equal periodic payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of Cash Value at the time that the payments start. If the payee dies before the guaranteed payments have been made, the remaining payment(s) will be paid to the Beneficiary.

Lifetime--No Refund. Equal periodic payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.

Interest Income. The Proceeds are left with Us to earn interest for a fixed number of years or until the death of the payee or until the payee elects a lump sum payment or fixed settlement option. We will pay the interest to the payee annually or at such other interval as agreed to by Us. We determine the rate of interest. The payee may withdraw all or part of the Proceeds at any time.

Policy Termination

Your Policy will terminate on the earliest of:

     .    the Maturity Date;

     .    the end of the grace period without a sufficient payment;

     .    the date the Primary Insured dies;

     .    or the date you surrender the Policy.

Supplemental Benefits and Riders

We offer the following Riders offering supplemental benefits under the Policy:

Accelerated Death Benefit Rider

You may choose to add the Accelerated Death Benefit Rider (the "ACDB Rider") to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.

Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy's death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months.

Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit.

Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.

Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.

Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy's termination date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.

We may request additional medical information from the Primary Insured's physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:

          1. the terminal illness is the result of intentionally self-inflicted injury; or

          2. you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.

Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy's values and the Policy's death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner's last known address or to that of any assignee of record at the Administrative Service Center at least 31 days before the Policy would terminate.

Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured's death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any outstanding accelerated death benefit plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender

Value being reduced to zero. There is no charge for the ACDB Rider.

If the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is in force at the time of a claim for the ACDB Rider, We will then waive the monthly deduction or the Specified Premium, respectively, for the Policy.

Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:
(1) Our receipt of your written notice requesting termination of the Rider; or
(2) surrender or other termination of the Policy.

Accidental Death Benefit

This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured's Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of: (1) the Primary Insured's Attained Age 65;
(2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (3) surrender or other termination of the Policy. If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage.

Additional Insured Rider

This Rider provides insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured's Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.

Children's Insurance

This Rider provides level term insurance on each of the Primary Insured's dependent children, until the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
(2) surrender or other termination of the Policy; (3) the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage; (4) the insured child converts the insurance coverage; or (5) the Primary Insured's Attained Age
75. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00 ($4.80 in Oregon). We reserve the right to increase this charge to a maximum monthly rate of $6.00.

Guaranteed Purchase Option Benefit

This Rider allows the coverage on the Primary Insured under the Base Policy to be increased up to six times without new evidence of insurability, without a change in the Primary Insured's Underwriting Class, and at the premium payment rate then in effect for the Primary Insured's Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of: (1) the Primary Insured's Attained Age 40; (2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or (3) surrender or other termination of the Policy. If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.

Guaranteed Minimum Death Benefit

This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover the Monthly Deductions, and the cumulative guaranteed minimum death benefit premium payment has been paid prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; (3) the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or (4) 30 days after the Owner fails to pay the required premium. This Rider is available at Policy issue only and on Option 1 policies only and cannot be reinstated if it lapses.

Waiver of Monthly Deductions

This Rider provides that, in the event of the Primary Insured's total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95, whichever comes first. This Rider may be added at any time up to the Primary Insured's Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or (3) the Rider anniversary nearest the Primary Insured's Attained Age 60, in the event the Primary Insured does not have a total disability (as defined in the Rider) at that time (You may elect only one of the waiver options). If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.


Waiver of Specified Premium Rider

This Rider provides that in the event of the Primary Insured's total disability (as defined in the Rider), between ages 5 and 60 and which continues for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Policy may be added at any time up to the Primary Insured's Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or
(3) the Rider anniversary nearest the Primary Insured's Attained Age 60. (You may elect only one of the waiver options). If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Waiver of the specified premium may not be sufficient to keep the Policy from lapsing.

Performance Data
----------------

Hypothetical Illustrations

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Cash Value, and Surrender Value of the Policy, We may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These Hypothetical Illustrations Are Designed to Show the Performance That Could Have Resulted If the Policy Had Been in Existence During the Period Illustrated and Are Not Indicative of Future Performance.

The values We illustrate for death benefit, Cash Value, and Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Variable Account and the portfolios. We have not deducted charges for any Riders. These charges could lower the performance figures significantly if reflected.

Yields and Total Returns

We may advertise and disclose historic performance data for the Subaccounts, including yields and annual total returns of the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your Policy.

Money Market Subaccount Yields


Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount (Fidelity VIP Money Market Portfolio) for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.


We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Policy having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) a deduction for the mortality and expense risk charge. The current annualized yield does not reflect deductions for the Premium Charge, cost of insurance charge, policy fee, charges for Riders, surrender charge, partial surrender charge and transfer charge. If these charges were deducted, performance would be significantly lower.

We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount yield is lower than the Money Market portfolio's yield because of the charges and deductions that the Policy imposes.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.



Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount may also be calculated based on the performance of the corresponding portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as explained below) as of the last day of each of the periods. Each period's ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the initial administrative charge, monthly administrative charge, and insurance charge ("Common Charges"). However, charges such as premium charges, surrender and partial surrender charges, and cost of insurance charges, which are based on certain factors, such as issue age or actual Attained Age, underwriting class, duration of the Policy or Specified Amount, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed on surrender or partial surrender, transfer, or increase in Specified Amount ("Non-Common Charges"). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The funds provide the portfolios' performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds' data. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.

Additional Information

Sale of the Policies

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but We reserve the right to discontinue the offering.

Distributor serves as principal underwriter for the Policies. The Distributor is located at 6000 American Parkway, Madison, WI 53783-0001. The Distributor was organized under the laws of Wisconsin on July 13, 2000, as a limited liability company with a sole member that is a subsidiary of American Family Mutual Insurance Company, our parent. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Registered representatives are appointed as Our insurance agents.

More information about the Distributor and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

The Distributor received sales compensation with respect to the Policies in the following amounts during the period indicated:




--------------------------------------------------------------------------------------------------
   Fiscal Year      Aggregate Amount of Commissions      Aggregate Amount of Commissions Retained
                       Paid to the Distributor/26/         by the Distributor After Payments to
                                                              its Registered Representatives
--------------------------------------------------------------------------------------------------
      2001                      $243,610                                     None
--------------------------------------------------------------------------------------------------
      2002                      $910,453                                     None
--------------------------------------------------------------------------------------------------
      2003                      $998,834                                     None
--------------------------------------------------------------------------------------------------


------------

/26/ Includes sales compensation paid to registered representatives of the Distributor.


Distributor passes through commissions it receives to registered representatives who sold the Policies and their managers and does not retain any portion of it in return for its services as distributor for the Policies. However, American Family Life pays the following sales expenses: deferred compensation and insurance benefits of registered persons, advertising expenses, and all other expenses of distributing the Policies. American Family Life also pays for Distributor's operating and other expenses.

Disclosure of Special Sales Programs. From time to time AFLIC in conjunction with the Distributor, may conduct special sales programs.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither We nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, We will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, We will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.

Legal Developments Regarding Unisex Actuarial Tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an Policy is appropriate.

Reports to Owners

At least once each year, We will send you a report showing the following information as of the end of the report period:

     .    the current Cash Value, Fixed Account Cash Value and Subaccount Cash
          Values

     .    the current Surrender Value

     .    the current death benefit

     .    the current loan balance

     . any activity since the last report (e.g., premium payments, partial surrenders, charges, and any loan transactions)

     .    any other information required by law.

In addition, We will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (including automatic asset reallocation and dollar cost averaging), the taking of a loan, the repayment of a loan, a partial surrender, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.

Records

We will maintain all records relating to the Variable Account and the Fixed Account at Our Home Office or Our Administrative Service Center.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. James F. Eldridge has provided advice on certain matters relating to the laws of Wisconsin regarding the Policies and Our issuance of the Policies.

Experts


The Financial Statements of American Family Life Insurance Company and Variable Account I included in this SAI, which is a part of the Registration Statement have been included in reliance on the reports of PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, independent accountants, given on the authority of said firm as experts in auditing and accounting.


Actuarial matters included in the prospectus have been examined by John Christensen, Chief Actuary--Life/Health, as stated in his opinion filed as an exhibit to the Registration Statement.

Additional Information about the Company

We are a stock life insurance company incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of

Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and We are currently licensed to do business in Arizona, Colorado, Idaho, Illinois, Indiana, Iowa, Kansas, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oregon, South Carolina, South Dakota, Utah, Washington and Wisconsin. Our Administrative Service Center is located at P.O. Box 1296, Greenville, SC 29602.

We submit annual statements on Our operations and finances to insurance officials in all states in which We do business. We have filed the Policy described in this prospectus with insurance officials in those states in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

Financial Statements


This SAI contains the audited Statements of Assets and Liabilities and Policy Owner's Equity of the Variable Account as of December 31, 2003 and the related Statements of Operations and Statements of Changes in Policy Owner's Equity for the years or periods indicated. PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, serves as independent accountants for the Variable Account.


Our Balance Sheets as of December 31, 2003 and 2002 and Our related Statements of Income, Statements of Changes in Stockholder's Equity, and Statements of Cash Flows for each the three years in the period ended December 31, 2003, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

American Family Life
Insurance Company
Financial Statements
December 31, 2003, 2002 and 2001

American Family Life Insurance Company
Contents
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Auditors.................................................1

Financial Statements

Balance Sheets.................................................................2

Statements of Income...........................................................3

Statements of Changes in Stockholder's Equity..................................4

Statements of Cash Flows.......................................................5

Notes to Financial Statements...............................................6-18

                         Report of Independent Auditors

To the Board of Directors
American Family Life Insurance Company
Madison, Wisconsin

In our opinion, the accompanying balance sheets and the related statements of income, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of American Family Life Insurance Company (herein referred to as the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Company, a wholly-owned subsidiary of American Family Mutual Insurance Company (AFMIC), and AFMIC changed their method of allocating income tax expense between the two companies.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 20, 2004

American Family Life Insurance Company
Balance Sheets
December 31, 2003 and 2002
--------------------------------------------------------------------------------

(in thousands of dollars, except share amounts)
                                             2003           2002
Assets
Cash and investments
   Bonds, available-for-sale             $  2,560,692   $  2,366,534
   Common stocks                               65,379         56,370
   Mortgage loans on real estate              180,857        182,787
   Policy loans                               175,011        168,218
   Cash and cash equivalents                   24,861         11,718
   Short-term investments                       9,899         10,700
   Other invested assets                        6,189          6,344
                                         ------------   ------------
      Total cash and invested assets        3,022,888      2,802,671
   Investment income receivable                31,471         33,108
   Reinsurance receivables                     31,709         23,508
   Accounts receivable - affiliates             1,485          1,425
   Deferred policy acquisition costs          445,512        432,313
   Other assets                                17,615         12,677
   Separate account assets                     26,772         10,246
                                         ------------   ------------
      Total assets                       $  3,577,452   $  3,315,948
                                         ============   ============
Liabilities
Liabilities for life policies and
 deposit contracts                       $  2,714,521   $  2,517,485
Policy and contract claims                     14,797         16,743
Policyholders' dividends payable               23,856         23,832
Accrued expenses                               36,763         33,482
Taxes payable to affiliate                      7,741          4,653
Deferred tax liability                          8,690          5,135
Other liabilities                              12,408         20,216
Separate account liabilities                   26,772         10,246
                                         ------------   ------------
      Total liabilities                     2,845,548      2,631,792
                                         ------------   ------------
Stockholder's Equity
Common stock, ($250 par value;
 10,000 shares authorized; 10,000
 shares issued and outstanding)
 and additional paid-in capital                 3,500          3,500
Retained earnings                             673,942        645,153
Accumulated other comprehensive
 income (loss)                                 54,462         35,503
                                         ------------   ------------
      Total stockholder's equity              731,904        684,156
                                         ------------   ------------
      Total liabilities and
       stockholder's equity              $  3,577,452   $  3,315,948
                                         ============   ============

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Statements of Income
Years Ended December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

(in thousands of dollars)                    2003           2002           2001
Revenues
Premiums, fees and annuity
 considerations                          $    292,038   $    286,249   $    281,508
Net investment income                         181,498        174,991        171,480
Net realized investment gains (losses)        (29,492)       (27,991)        (1,662)
Other                                          20,557         16,268          9,328
                                         ------------   ------------   ------------
   Total revenues                             464,601        449,517        460,654
                                         ------------   ------------   ------------
Benefits and expenses
Policy and contract claims and other
 benefits                                     111,832        115,431        110,175
Dividends to policyholders                     46,577         46,142         43,192
Change in future policy benefits              147,383        151,253        137,066
Deposit contract interest                      15,060         16,997         15,944
Commissions                                    28,076         32,869         29,262
Other expenses                                 93,021         84,400         86,465
Change in deferred policy acquisition
 costs                                        (15,239)       (17,929)       (26,180)
                                         ------------   ------------   ------------
   Total benefits and expenses                426,710        429,163        395,924
                                         ------------   ------------   ------------
   Income (loss) before income taxes           37,891         20,354         64,730
                                         ------------   ------------   ------------
Income taxes
Current                                        15,757          7,892         22,589
Deferred                                       (6,655)        (2,473)         1,266
                                         ------------   ------------   ------------
   Total income tax expense (benefit)           9,102          5,419         23,855
                                         ------------   ------------   ------------
   Net income (loss)                     $     28,789   $     14,935   $     40,875
                                         ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

(in thousands of dollars)                                2003                    2002                      2001
                                                ---------------------   -----------------------   ---------------------
Common stock and additional paid-in-capital
Balance at beginning and end of year                        $   3,500               $     3,500               $   3,500
                                                            ---------               -----------               ---------
Retained earnings
Balance at beginning of year                                  645,153                   630,218                 589,343
Net income                                      $  28,789      28,789   $  14,935        14,935   $  40,875      40,875
                                                            ---------               -----------               ---------
Balance at end of year                                        673,942                   645,153                 630,218
                                                            ---------               -----------               ---------
Accumulated other comprehensive income
Balance at beginning of year                                   35,503                    25,952                   4,620
Changes in unrealized gains and losses
 on securities (net of tax of ($2,059),
 $4,781 and $9,984 and deferred policy
 acquisition cost adjustments of $2,041,
 $18,173, and $22,930 in 2003, 2002 and 2001,
 respectively)                                     (3,824)     (3,824)      8,878         8,878      18,541      18,541
Less: reclassification adjustment for gains
 (losses) included in net income (net of
 tax of ($12,268), ($362) and ($1,503) in
 2003, 2002 and 2001, respectively)               (22,783)    (22,783)       (673)         (673)     (2,791)     (2,791)
                                                            ---------               -----------               ---------
Balance at end of year                                         54,462                    35,503                  25,952
                                                ---------   ---------   ---------   -----------   ---------   ---------
Comprehensive income (loss)                     $  47,748               $  24,486                 $  62,207
                                                =========               =========                 =========
   Total stockholder's equity                               $ 731,904               $   684,156               $ 659,670
                                                            =========               ===========               =========

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Statements of Cash Flows
Years Ended December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

(in thousands of dollars)                    2003           2002           2001
Cash flows from operating activities
Net income                               $     28,789   $     14,935   $     40,875
Adjustments to reconcile net income
 to net cash provided by (used in)
 operating activities
   Insurance liabilities                      128,229        121,511        128,210
   Interest credited to insurance and
    deposit liabilities                        44,175         45,896         43,582
   Fees charged on insurance and
    deposit liabilities                       (31,788)       (29,045)       (27,031)
   Amortization included in
    investment income                          (3,002)        (2,323)        (1,855)
   Deferred policy acquisition costs          (15,239)       (17,929)       (26,180)
   Net realized investment (gains)
    losses                                     29,492         27,991          1,662
   Other                                      (19,334)       (39,553)       (20,408)
                                         ------------   ------------   ------------
      Net cash provided by (used in)
       operating activities                   161,322        121,483        138,855
                                         ------------   ------------   ------------
Cash flows from investing activities
Proceeds from sales or maturities of
 bonds                                        479,093        374,073        328,962
Proceeds from sales of stocks                  17,391         19,903         11,205
Proceeds from sales of other
 investments                                   44,341         17,232         17,126
Purchases of bonds                           (683,135)      (574,769)      (361,378)
Purchases of stocks                           (11,795)       (11,552)      (107,311)
Purchases of other investments                (42,412)       (12,521)       (29,820)
Net sales (purchases) of short-term
 investments                                      801         13,896          6,970
                                         ------------   ------------   ------------
      Net cash provided by (used in)
       investing activities                  (195,716)      (173,738)      (134,246)
                                         ------------   ------------   ------------
Cash flows from financing activities
Deposits to insurance and deposit
 liabilities                                  116,034         95,904         75,279
Withdrawals from insurance and deposit
 liabilities                                  (68,497)       (53,333)       (59,221)
                                         ------------   ------------   ------------
      Net cash provided by (used in)
       financing activities                    47,537         42,571         16,058
                                         ------------   ------------   ------------
Net change in cash and cash
 equivalents                                   13,143         (9,684)        20,667
Cash and cash equivalents
Beginning of year                              11,718         21,402            735
                                         ------------   ------------   ------------
End of year                              $     24,861   $     11,718   $     21,402
                                         ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

1.   Summary of Significant Accounting Policies

     American Family Life Insurance Company (herein referred to as the "Company") is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company (AFMIC). The Company operates in the life insurance industry. It markets whole life, term life, fixed and variable universal life and fixed and variable annuity products to provide financial protection for qualified individuals, families and business enterprises. It sells these products through a multi-line, exclusive agency force in seventeen states. The Company also writes a small amount of group life insurance and structured settlements business primarily as a service to its affiliates.

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America
     (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company utilizes significant estimates and assumptions in the calculation of deferred policy acquisition costs, deferred taxes and insurance liabilities. Actual results could differ from these estimates.

     The significant accounting policies include:

     a.   Investments
          The Company may dispose of bonds prior to their scheduled maturity due to changes in market interest rates, tax and credit considerations, liquidity or regulatory capital requirements or other similar factors. As a result, the Company considers all of its bonds and common stock as available-for-sale. Available-for-sale investments are reported at fair value, with unrealized gains and losses, net of applicable deferred income taxes, reported as a component of accumulated other comprehensive income until realized. Fair values for issues traded on public exchanges are based on the market prices in such exchanges at year end. For issues that are not traded on public exchanges, fair values are estimated based on market comparables or internal analysis. If there is a decline in an investment's net realizable value that is other than temporary, the decline is recorded as a realized loss and the cost of the investment is reduced to its estimated fair value. Short-term investments, which include commercial paper, are recorded at amortized cost, which approximates fair value. Cash and cash equivalents include money market mutual funds which are carried at cost, which approximates fair value.

          Mortgage loans on real estate are generally carried at their aggregate unpaid principal balances. Policy loans are reported at their outstanding principal balance and are limited to the cash value of the policy.

          Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date. Realized gains and losses on sales of investments are determined on a specific identification basis and are recorded in the accompanying statements of income.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

     b.   Deferred Policy Acquisition Costs
          Costs which vary with and are primarily related to the acquisition of new business are deferred to the extent that such costs are deemed recoverable. These costs include first-year commissions, certain costs of policy issuance and underwriting and certain agency expenses. For non-participating traditional life contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue using the same assumptions that are used in calculating the insurance liabilities. For participating traditional life contracts, deferred costs are amortized in relation to the present value of expected gross margins, discounted using the interest rate earned on the underlying assets. For deposit contracts without significant mortality risk (investment contracts) and for contracts that permit the Company or insured to make changes in the contract terms (universal life-type contracts), deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy or the expected earnings rate, depending on the type of policy.

          Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For participating traditional life insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross margins expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value (discounted at the rate of interest earned on the underlying assets) of expected gross margins. For non-participating traditional life insurance contracts, the unamortized asset balance is reduced by a charge to income only when the estimated remaining gross premium reserve exceeds the GAAP reserves reduced by unamortized deferred acquisition costs. For universal life-type contracts and investment-type contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value of expected gross profits.

          Deferred policy acquisition costs are also adjusted when bonds are recorded at fair value for participating traditional life products, universal life-type contracts and investment-type contracts. This adjustment reflects the change in cumulative amortization that would have been recorded if these bonds had been sold at their fair values and the proceeds were reinvested at current yields.

     c.   Liabilities for Life Policies and Deposit Contracts
          For non-participating traditional and limited payment life insurance contracts, reserves are calculated using the net level premium method, based on assumptions as to investment yields, mortality, withdrawals, expenses and dividends. These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process. Assumptions are based on projections from past Company experience and are modified only as necessary to reflect loss recognition. In addition, an allowance is made for possible unfavorable deviation from selected assumptions.

          For universal life-type, deposit-type and investment-type insurance contracts, reserves are based on the contract account balance. Reserves for annuities in payout status are calculated as the present value of future benefits using contract interest rates and either the 1983 or 2000 Immediate Annuity Mortality table.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

          For participating policies, reserves are calculated based on the net level policy benefit reserve. Interest assumptions are consistent with the policy dividend formula and mortality assumptions and are based on the 1958 or 1980 CSO table. Interest rates on current issues are between 4.0% and 5.0% in both 2003 and 2002. Interest rates on all other issues are between 2.5% and 4.5% in both 2003 and 2002. The amount of dividends to be paid is determined annually. The portion of the Company earnings allocated as dividends to participating policyholders is included in life insurance liabilities.

          The information below shows reserves by type of contract:

(in thousands of dollars)                     December 31, 2003             December 31, 2002
                                         ---------------------------   ---------------------------
Deposit-type liabilities
Universal life                           $    418,112           15.4 % $    388,182           15.4 %
Deferred annuities                            191,426            7.1        173,649            6.9
Variable universal life                            85             --             30             --
Variable annuities                                553             --            162             --
Supplemental contracts without
 life contingencies, structured
 settlements, dividend accumulations,
 retained assets, and premium deposits        312,052           11.5        291,398           11.6
Insurance-type liabilities
Participating traditional life              1,566,967           57.7      1,468,852           58.3
Non-participating life                        173,819            6.4        153,192            6.1
Payout annuities                               48,911            1.8         39,377            1.6
Other insurance reserves                        2,596            0.1          2,643            0.1
                                         ------------   ------------   ------------   ------------
   Total liabilities for life policies
    and deposit contracts                $  2,714,521          100.0 % $  2,517,485          100.0 %
                                         ============   ============   ============   ============

     d.   Federal Income Taxes
          The Company files a consolidated federal income tax return with AFMIC and is subject to a tax allocation agreement under which each member's tax liability equals or approximates separate return calculations with current credit for net losses and tax credits utilized by other members of the group. In addition, effective January 1, 2003 the Company is allocated one half of the after-tax benefit obtained by AFMIC on the additional municipal bonds AFMIC holds as a result of filing a consolidated return with the Company. The change resulted in a $2,481,000 reduction in 2003 income tax expense. Had the new method been in place for 2002 and 2001, reduction in income tax expense would have been $2,387,000 and $2,392,000, respectively. The reduction of the consolidated tax liability due to tax credits shall be allocated to the individual companies producing such credits. Special additional taxes are similarly allocated to each member company. Amounts recoverable from (payable to) AFMIC under the tax allocation agreement were $(7,741,000) and $(4,653,000) at December 31, 2003 and 2002,
          respectively. Deferred federal income taxes are established for the future tax effects of temporary differences between the tax and financial reporting bases of assets and liabilities using currently enacted tax rates. The effect on deferred income taxes for a change in tax rates is recognized in income in the period of enactment. Deferred income tax assets are valued based upon the expectation of future realization on a "more likely than not" basis. A valuation

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

          allowance is established for that portion of deferred income tax assets which cannot meet this realization standard. At December 31, 2003 and 2002, a valuation allowance was not established because the Company's analysis indicates that it is more likely than not that the deferred income tax assets will be realized in future periods.

     e.   Premium Income and Annuity Considerations
          Term life and whole life insurance premiums are generally recognized as premium income when due. Revenue from immediate annuities and supplemental contracts with life contingencies is recognized at the time of issue. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. The association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs. Premium income is recorded net of premiums due to reinsurers.

          For investment and universal life-type contracts, premium deposits and benefit payments are recorded as increases or decreases in a liability account, rather than as revenue and expense. Revenue is recognized for any amounts charged against the liability account for the cost of insurance, policy administration, and surrender penalties. Expense is recorded for any interest credited to the liability account and any benefit payments which exceed the contract liability account balance.

     f.   Intercompany Expense Allocation
          The Company shares certain administrative, occupancy and marketing expenses with AFMIC and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Allocated expenses amounted to approximately $68,263,000, $60,789,000 and $74,146,000 for 2003, 2002 and 2001, respectively.

     g.   Reinsurance
          In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished by cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. The liabilities for life policies and contracts are shown gross of reserve credits, which have been classified as reinsurance receivables in the balance sheet.

     h.   Statements of Cash Flows
          The Company paid income taxes in the amounts of $13,125,000, $24,420,000 and $12,050,000 in 2003, 2002 and 2001, respectively. The
          Company paid no interest related to income taxes in 2003, 2002 or 2001.

     i.   Separate Accounts
          Separate account assets include segregated funds invested as designated by variable life insurance and variable annuity policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II. The assets (principally investments) and liabilities (principally to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

          Company. Assets are valued at fair value and liabilities are equal to the amount due to the policy owner without reduction for surrender charges. The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company's net income.

2.   Financial Instruments

     a.   Fair Value of Financial Instruments
          The following methods and assumptions were used to estimate the fair value of significant financial instruments for which it is practicable to estimate that value:

          Bonds and Common Stocks
          Fair values for issues traded on public exchanges are based on market prices on such exchanges at year end. For issues not traded in public exchanges, fair values are estimated based on market comparables or internal analysis.

          Mortgage Loans on Real Estate
          The fair value of mortgage loans on real estate is estimated by discounting future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

          Policy Loans
          Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value for them. The interest rate for policy loans on current issues was 8.0% and 7.4% in 2003 and 2002, respectively.

          Deferred Annuities and Structured Settlements
          Fair values for deferred annuities are based on the cash surrender value of the policies. Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

          The estimated fair values of the Company's significant financial instruments not disclosed on the face of the balance sheets or elsewhere in the notes are as follows:

                                              December 31, 2003            December 31, 2002
                                         ---------------------------   ---------------------------
                                           Carrying      Estimated       Carrying      Estimated
(in thousands of dollars)                   Amount       Fair Value       Amount       Fair Value
                                         ------------   ------------   ------------   ------------
Financial assets
Mortgage loans on real estate            $    180,857   $    198,712   $    182,787   $    207,616
Financial liabilities
Deferred annuities                            191,426        187,705        173,649        170,763
Structured settlements                         83,544        100,114         83,658         94,092

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

     b.   Common Stocks
          The aggregate cost of common stocks at December 31, 2003 and 2002 was $57,520,000 and $77,810,000, respectively. Net unrealized appreciation of common stocks stated at market value includes gross unrealized gains of $9,168,000 and $783,000 and gross unrealized losses of ($1,309,000) and ($22,223,000) at December 31, 2003 and 2002,
          respectively.

          At December 31, 2003, the Company had seven stocks in an unrealized loss position with a fair market value totaling $12,328,000. Of these, four, with a fair market value and unrealized losses totaling $10,325,000 and $1,272,000, respectively, have been in an unrealized loss position for more than 12 months. The Company believes that the unrealized loss related to these seven stocks is temporary. In determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

          During 2003 and 2002, the Company recorded other-than-temporary writedowns in the stock portfolio, resulting in a total realized loss of ($9,722,000) and ($5,207,000), respectively.

     c.   Bonds
          The amortized cost and estimated fair value of bonds, including short-term investments, at December 31, 2003 and 2002 are as follows:

                                                            December 31, 2003
                                         ---------------------------------------------------------
                                                           Gross          Gross
                                           Amortized     Unrealized     Unrealized     Estimated
(in thousands of dollars)                    Cost          Gains          Losses       Fair Value
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies               $    187,852   $      3,821   $     (1,490)  $    190,183
Obligations of state and political
 subdivisions                                  38,444            287           (411)        38,320
Public utilities                              140,456         12,855              0        153,311
Industrial and other corporate              1,216,941        103,021         (8,839)     1,311,123
Mortgage-backed securities                    645,730         17,715         (5,256)       658,189
Asset-backed securities                       218,977         10,552        (10,064)       219,465
                                         ------------   ------------   ------------   ------------
   Total                                 $  2,448,400   $    148,251   $    (26,060)  $  2,570,591
                                         ============   ============   ============   ============

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

                                                            December 31, 2002
                                         ---------------------------------------------------------
                                                           Gross          Gross
                                          Amortized      Unrealized     Unrealized     Estimated
(in thousands of dollars)                   Cost           Gains          Losses       Fair Value
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies               $    137,653   $      6,485   $        (26)  $    144,112
Obligations of state and political
 subdivisions                                   7,018             41             --          7,059
Public utilities                              161,873         10,554           (509)       171,918
Industrial and other corporate              1,271,695        101,235        (27,037)     1,345,893
Mortgage-backed securities                    423,429         27,252             --        450,681
Asset-backed securities                       255,285         14,027        (11,741)       257,571
                                         ------------   ------------   ------------   ------------
   Total                                 $  2,256,953   $    159,594   $    (39,313)  $  2,377,234
                                         ============   ============   ============   ============

          At December 31 2003 and 2002, bonds carried at approximately $2,500,000 and $2,187,000, respectively, were on deposit with various regulatory authorities to comply with insurance laws.

          The amortized cost and estimated fair value of bonds, including short-term investments, at December 31, 2003 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category.

                                              December 31, 2003
                                         ---------------------------
                                          Amortized      Estimated
(in thousands of dollars)                   Cost         Fair Value
Due in one year or less                  $    112,825   $    114,866
Due after one year through five years         372,692        402,402
Due after five years through ten years        629,933        692,220
Due after ten years                           468,243        483,449
                                         ------------   ------------
   Subtotal                                 1,583,693      1,692,937
Mortgage-backed securities                    645,730        658,189
Asset-backed securities                       218,977        219,465
                                         ------------   ------------
   Total                                 $  2,448,400   $  2,570,591
                                         ============   ============

          Proceeds from sales of long-term bonds during 2003, 2002 and 2001 were $11,023,000, $18,075,000 and $40,699,000, respectively. Gross gains of
          $475,000, $43,000 and $607,000 and gross losses of ($2,898,000),
          ($3,479,000) and ($619,000) were realized on those sales for 2003, 2002 and 2001, respectively.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

          At December 31, 2003, the Company had 105 bonds in an unrealized loss position with a fair market value totaling $517,850,000. Of these, 27, totaling $11,090,000 in unrealized losses have been in an unrealized loss position for more than 12 months. The Company believes that the unrealized loss related to these 105 bonds is temporary. In determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

          During 2003 and 2002, the Company recorded other-than-temporary writedowns in the bond portfolio, resulting in a total realized loss of ($15,106,000) and ($9,581,000), respectively. There were no other-than-temporary writedowns in the bond portfolio during 2001.

     d.   Accumulated Other Comprehensive Income
          Accumulated other comprehensive income at December 31, 2003, 2002 and 2001 is comprised of the following investment-related components:

(in thousands of dollars)                    2003           2002           2001
Unrealized gains (losses) on common
 stocks                                  $      7,859   $    (21,440)  $     (1,093)
Unrealized gains on bonds                     122,191        120,281         67,067
Adjustment of DAC relating to fair
 value adjustment                             (46,262)       (44,221)       (26,048)
Deferred income taxes                         (29,326)       (19,117)       (13,974)
                                         ------------   ------------   ------------
Accumulated other comprehensive income   $     54,462   $     35,503   $     25,952
                                         ============   ============   ============

     e.   Net Investment Income
          Sources of net investment income for the years ended December 31, 2003, 2002 and 2001 are summarized as follows:

(in thousands of dollars)                    2003           2002           2001
Bonds                                    $    154,717   $    151,062   $    148,412
Common stocks                                     753            800            326
Mortgage loans                                 16,478         14,616         13,950
Policy loans                                   11,739         11,418         10,699
Other                                           1,571          1,152          2,103
                                         ------------   ------------   ------------
   Total investment income                    185,258        179,048        175,490
Less investment expenses                        3,760          4,057          4,010
                                         ------------   ------------   ------------
Net investment income                    $    181,498   $    174,991   $    171,480
                                         ============   ============   ============

     f.   Mortgage Loans
          The minimum and maximum lending rates for commercial mortgage loans issued during 2003 and 2002 ranged from 5.70% to 7.88% and 7.19% to 7.75%, respectively. During 2003, the Company did not reduce interest rates on outstanding mortgage loans.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

          Mortgage loans of the Company are invested primarily in office, retail and industrial properties and are reported and measured at their outstanding principal amount. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75%.

          Significant concentrations of mortgage loans amounting to $142,354,000 and $134,131,000 were for properties located in the Midwest region, of which $40,242,000 and $35,246,000 were located in the State of Wisconsin at December 31, 2003 and 2002, respectively.

3.   Deferred Policy Acquisition Costs

     Policy acquisition costs deferred and the related amortization charged to income were as follows:

(in thousands of dollars)                    2003            2002
Balance, beginning of year               $    432,313   $    432,558
Costs deferred during year                     33,360         31,805
Amortization related to operations
 during year                                  (18,120)       (13,877)
Amounts related to change in fair
 value adjustment of
 available-for-sale bonds                      (2,041)       (18,173)
                                         ------------   ------------
Balance, end of year                     $    445,512   $    432,313
                                         ============   ============

4.   Separate Account Business

     Separate account assets include segregated funds invested by the Company for the benefit of variable universal life insurance and variable annuity policy owners. Policy owners' premium payments, net of applicable loads, are invested by the Company in accordance with selections made by the policy owner into American Family Variable Account I and American Family Variable Account II (the Variable Accounts). The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

     The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has nine subaccounts, each of which invests in a non-proprietary mutual fund (the Fund). The shares of the Funds are carried at the net asset value of the Funds.

     A fixed account is also included as an investment option for variable policy owners. Premiums, net of applicable loads, allocated to the fixed account are invested in the general assets of the Company.

     The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

     The Company assumes the mortality and expense risk associated with these contracts and therefore deducts a daily mortality and expense charge from the assets of the separate accounts. The charges to the separate accounts, shown below for the year ended December 31, are based on the average daily net assets at specified annual rates:
                                             2003           2002
American Family Variable Account I       $     21,845   $      7,663
American Family Variable Account II           161,552         72,466
                                         ------------   ------------
                                         $    183,397   $     80,129
                                         ============   ============
     In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. For the year ended December 31, amounts are as follows:

                                             2003           2002
American Family Variable Account I       $  1,030,410   $    474,895
American Family Variable Account II            55,600         16,818
                                         ------------   ------------
                                         $  1,086,010   $    491,713
                                         ============   ============
     Income from these charges is included in the Statements of Income.

5.   Commitments and Contingencies

     Regarding cessions to reinsurers, a contingent liability exists to the Company to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.

     From time to time, mandatory assessments are levied on the Company by the life and health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. Such estimates are subject to change as the associations determine more precisely the losses that have occurred and how such losses will be allocated to insurance companies. The Company has not been levied any significant assessments in either 2003 or 2002. As of December 31, 2003 and 2002, liabilities related to the Company's expected guaranty fund obligations were not significant.

6.   Related Parties

     The Company has agreed to lend up to a maximum of $20,000,000 in short-term demand notes to its affiliate, American Family Financial Services (AFFS), with interest at the same rate as paid by AFFS on its 30-day commercial paper on the date of the borrowing. No amounts were outstanding at December 31, 2003 and 2002.

     The Company has issued certain annuities to AFMIC. The carrying value of all such annuities amounted to approximately $83,544,000 and $83,658,000 at December 31, 2003 and 2002, respectively.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

7.   Federal Income Taxes

     The components of the net deferred income tax assets (liabilities) as of December 31, 2003 and 2002 are as follows:

(in thousands of dollars)                    2003           2002
Deferred tax assets
Life reserves                            $    136,204   $    132,534
Policyholder dividends                          8,349          8,341
Accrued litigation                                675            888
Deferred compensation items                     5,622          5,899
Stock/bond writedowns                           9,248          1,823
Other                                             415            415
                                         ------------   ------------
   Total deferred tax assets                  160,513        149,900
Deferred tax liabilities
Deferred policy acquisition costs            (137,333)      (133,534)
Unrealized gains on securities                (29,326)       (19,117)
Asset basis differences                        (2,544)        (2,384)
                                         ------------   ------------
   Total deferred tax liabilities            (169,203)      (155,035)
                                         ------------   ------------
   Net deferred tax liabilities          $     (8,690)  $     (5,135)
                                         ============   ============

     The effective tax rate used to determine the provisions for current and deferred income tax expense differs from the expected statutory rate as the result of permanent and other differences between pre-tax income and taxable income determined under existing tax regulations. The more significant differences, their effect on the statutory tax rate, and the resulting effective tax rates are summarized below:

                                             2003           2002           2001
Federal statutory tax rate                         35%            35%            35%
IRS audit adjustment                               (4)            (8)            --
Municipal bond tax benefit                         (7)             0             --
Other                                              --             --              2
                                         ------------   ------------   ------------
   Effective tax rate                              24%            27%            37%
                                         ============   ============   ============

     Under pre-1984 life insurance company income tax laws, a portion of a company's "gain from operations" was not subject to current income taxation but was accumulated for tax purposes, in a memorandum account designated as the "policyholders' surplus account." The amounts included in this account are added to taxable income of later years at rates then in effect if the life insurance company elects to distribute tax basis policyholders' surplus to stockholders as dividends or takes certain other actions. Any distributions are first made from another tax memorandum account known as the "stockholder's surplus account." The Company's undistributed tax stockholder's surplus account was $672,943,000 and $630,875,000 at December 31, 2003 and 2002, respectively, while the Company's policyholders' surplus account was $5,149,000 at both December 31, 2003 and 2002. At current corporate income tax rates the associated tax is $1,802,000. The Company

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

     has not recorded this deferred tax liability because it does not expect to make any distributions. This will be taxable if there is a distribution from this account or if the Company is subject to a taxable reorganization.

8.   Employee and Agent Benefit Plans

     The Company participates with AFMIC and its subsidiaries (herein referred to as the "Companies") in non-contributory defined benefit pension plans (herein referred to as the "Plans") covering substantially all employees. The benefits are based on years of credited service and highest average compensation (as defined in the Plans). The Companies' funding policy is based on the frozen entry age actuarial method as limited by the Pension Protection Act of 1987. Net pension expense of approximately $1,209,000, $1,334,000 and $1,239,000 was allocated to the Company for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Companies participate in a qualified contributory Incentive and Thrift and 401(k) Plan (herein referred to as the "Plan"). Substantially all employees are eligible to enter into the Plan. Employee participation in the Plan is optional; participants contribute at least 1%, but no more than 30% of base compensation, subject to Internal Revenue Service limitations. The Companies are required to make annual contributions, as defined, to a trust fund. The Plan matches the first 3% of eligible contributions made by employees. The amount of the match is based on the profits of the Companies, with a minimum contribution of 33 1/3% and a maximum of 300% of eligible contributions. The Plan expense allocated to the Company during 2003, 2002 and 2001 amounted to $1,430,000, $513,000 and $179,000, respectively.

     The Companies provide certain health care benefits to substantially all agents and employees. In addition, the Companies provide most employees with a life insurance benefit. Upon retirement, agents and employees are eligible to continue certain of these benefits. Except for certain grandfathered individuals, retired employees and agents contribute to the health care plan an amount intended to fully provide for the covered benefits. For those grandfathered retirees in the health care plan, the Companies absorb a portion of the annual cost. For the life insurance program, the Companies absorb substantially all of the cost. The Companies' portions of the costs of the programs are unfunded. The Companies sponsor no other significant postretirement benefit plans. The remaining cost to the Company was not significant in 2003, 2002 and 2001.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

9.   Statutory Financial Data

     The Company also prepares financial statements in accordance with statutory accounting practices prescribed or permitted by applicable insurance regulatory authorities (STAT). Prescribed statutory accounting practices include the National Association of Insurance Commissioners' (NAIC) "Accounting Practices and Procedures Manual," version effective March 1, 2003, (NAIC SAP), as well as state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices encompass all accounting practices that are not prescribed. The Company does not employ significant permitted statutory accounting practices in the preparation of its statutory financial statements. The principal differences between prescribed statutory financial statements and financial statements prepared in accordance with generally accepted accounting principles (GAAP) are disclosed below.

     The Company is subject to regulation and supervision by the various state insurance regulatory authorities in which it conducts business. Such regulation is generally designed to protect policyholders and includes such matters as maintenance of minimum statutory capital and surplus, risk-based capital ratios, and restrictions on the payment of stockholder dividends. Generally, the Company's statutory surplus may be available for transfer to its stockholder. However, such distributions as dividends may be subject to prior regulatory approval. No dividends were paid in 2003, 2002 or 2001.

     A reconciliation of statutory capital and surplus and net income to GAAP for the Company, as of and for the years ended December 31, 2003, 2002 and 2001 follows:

                                                 Capital and Surplus/Equity                           Net Income
                                         ------------------------------------------   ------------------------------------------
(in thousands of dollars)                    2003           2002           2001           2003           2002           2001
Per statutory annual statements          $    264,951   $    237,896   $    243,103   $      8,278   $      3,876   $     22,268
GAAP adjustments
   Deferred policy acquisition costs          445,512        432,313        432,558         15,239         17,929         26,180
   Statutory allowance for investment
    valuation fluctuations                     14,075          5,473         16,012          3,768           (140)            15
   Unrealized gains on bonds                  127,941        122,300         67,067             --             --             --
   Life and deposit contract
    liabilities                              (108,955)      (101,000)       (91,752)        (7,955)        (9,248)        (4,418)
   Deferred taxes                            (175,286)      (169,617)       (39,438)         6,655          2,473         (1,266)
   Nonadmitted assets                         134,705        131,168          6,542             --             --             --
   Other                                       28,961         25,623         25,578          2,804             45         (1,904)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Per GAAP financial statements            $    731,904   $    684,156   $    659,670   $     28,789   $     14,935   $     40,875
                                         ============   ============   ============   ============   ============   ============

American Family Variable
Account I
Financial Statements
December 31, 2003 and 2002

American Family Variable Account I
Contents
December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Auditors.................................................1

Financial Statements

Statements of Assets and Liabilities and Policy Owners' Equity...............2-4

Statements of Operations.......................................................5

Statements of Changes in Policy Owners' Equity...............................6-7

Notes to Financial Statements...............................................8-11

                         Report of Independent Auditors

To the Board of Directors of American Family Life Insurance Company and Policy Owners of American Family Variable Account I

In our opinion, the accompanying statements of assets and liabilities and policy owners' equity and the related statements of operations and of changes in policy owners' equity present fairly, in all material respects, the financial position of American Family Variable Account I's Fidelity Money Market Subaccount, Fidelity Growth Subaccount, Fidelity Equity Income Subaccount, Fidelity Contrafund Subaccount, Fidelity Growth and Income Subaccount, Federated Quality Bond Subaccount, Federated International Equity Subaccount, SEI VP Prime Obligation Subaccount, Strong Mid Cap Growth Subaccount, and Strong Opportunity Subaccount at December 31, 2003, and the results of each of their operations and the changes in each of their policy owners' equity for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the American Family Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 with the underlying registered investment companies, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 20, 2004

American Family Variable Account I
Statements of Assets and Liabilities and Policy Owners' Equity
December 31, 2003
--------------------------------------------------------------------------------

                                             Fidelity                Fidelity                Fidelity
                                              Money      Fidelity     Equity     Fidelity     Growth
                                              Market      Growth      Income    Contrafund  and Income
                                            Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
Investments at market value
Fidelity Variable Insurance Products Fund
   Fidelity VIP Money Market 462,501.400
    shares at net asset value of
    $1.00 per share (cost $462,501)         $  462,501

   Fidelity VIP Growth Portfolio
    14,289.586 shares at net asset value
    of $30.72 per share (cost $383,790)                 $  438,976

   Fidelity VIP Equity Income Portfolio
    25,189.968 shares at net asset value
    of $22.96 per share (cost $497,953)                             $  578,362

   Fidelity VIP II Contrafund Portfolio
    14,507.552 shares at net asset value
    of $22.93 per share (cost $285,041)                                         $  332,658

   Fidelity VIP III Growth & Income
    Portfolio  39,285.105 shares at net
    asset value of $13.09 per share (cost
    $464,195)                                                                               $  514,242

                                       2

                                            Federated     Federated      Strong
                                             Quality    International    Mid Cap     Strong
                                               Bond        Equity        Growth    Opportunity
                                            Subaccount    Subaccount   Subaccount   Subaccount
Investments at market value
Fidelity Variable Insurance Products Fund
   Fidelity VIP Money Market 462,501.400
    shares at net asset value of
    $1.00 per share (cost $462,501)

   Fidelity VIP Growth Portfolio
    14,289.586 shares at net asset value
    of $30.72 per share (cost $383,790)

   Fidelity VIP Equity Income Portfolio
    25,189.968 shares at net asset value
    of $22.96 per share (cost $497,953)

   Fidelity VIP II Contrafund Portfolio
    14,507.552 shares at net asset value
    of $22.93 per share (cost $285,041)

   Fidelity VIP III Growth & Income
    Portfolio  39,285.105 shares at net
    asset value of $13.09 per share (cost
    $464,195)

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Statements of Assets and Liabilities and Policy Owners' Equity, Continued December 31, 2003
--------------------------------------------------------------------------------

                                             Fidelity                Fidelity                Fidelity
                                              Money      Fidelity     Equity     Fidelity     Growth
                                              Market      Growth      Income    Contrafund  and Income
                                            Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
Investments at market value
Federated Insurance Series
   Federated Quality Bond Fund II
    48,945.050 shares at net asset value
    of $11.84 per share (cost $562,970)

   Federated International Equity Fund II
    63,986.102 shares at net asset value
    of $11.59 per share (cost $629,715)

Strong Variable Insurance Funds, Inc.
   Strong Mid Cap Growth Fund II
    25,908.288 shares at net asset value
    of $13.73 per share (cost $318,888)

                                       4

                                            Federated     Federated      Strong
                                             Quality    International    Mid Cap     Strong
                                               Bond         Equity       Growth    Opportunity
                                            Subaccount    Subaccount   Subaccount   Subaccount
Investments at market value
Federated Insurance Series
   Federated Quality Bond Fund II
    48,945.050 shares at net asset value
    of $11.84 per share (cost $562,970)     $  579,509

   Federated International Equity Fund II
    63,986.102 shares at net asset value
    of $11.59 per share (cost $629,715)                 $     741,599

Strong Variable Insurance Funds, Inc.
   Strong Mid Cap Growth Fund II
    25,908.288 shares at net asset value
    of $13.73 per share (cost $318,888)                                $  355,721


    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Statements of Assets and Liabilities and Policy Owners' Equity, Continued December 31, 2003
--------------------------------------------------------------------------------

                                             Fidelity                Fidelity                Fidelity
                                              Money      Fidelity     Equity     Fidelity     Growth
                                              Market      Growth      Income    Contrafund  and Income
                                            Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
Investments at market value
Strong Variable Insurance Funds, Inc.
   Strong Opportunity Fund II 11,757.059
    shares at net asset value of $18.99
    per share (cost $185,209)
                                            ----------  ----------  ----------  ----------  ----------
      Total assets                             462,501     438,976     578,362     332,658     514,242
      Total liabilities                             --          --          --          --          --
                                            ----------  ----------  ----------  ----------  ----------
      Policy owners' equity                 $  462,501  $  438,976  $  578,362  $  332,658  $  514,242
                                            ==========  ==========  ==========  ==========  ==========
Outstanding units                           46,247.708  54,725.904  58,187.753  30,540.699  54,084.262
                                            ==========  ==========  ==========  ==========  ==========
Unit value                                  $    10.00  $     8.02  $     9.94  $    10.89  $     9.51
                                            ==========  ==========  ==========  ==========  ==========

                                       6

                                            Federated     Federated      Strong
                                             Quality    International    Mid Cap     Strong
                                               Bond         Equity       Growth    Opportunity
                                            Subaccount    Subaccount   Subaccount   Subaccount
Investments at market value
Strong Variable Insurance Funds, Inc.
   Strong Opportunity Fund II 11,757.059
    shares at net asset value of $18.99
    per share (cost $185,209)                                                      $   223,267
                                            ----------  -------------  ----------  -----------
      Total assets                             579,509        741,599     355,721      223,267
      Total liabilities                             --             --          --           --
                                            ----------  -------------  ----------  -----------
      Policy owners' equity                 $  579,509  $     741,599  $  355,721  $   223,267
                                            ==========  =============  ==========  ===========
Outstanding units                           49,529.600     93,826.709  53,803.106   24,009.043
                                            ==========  =============  ==========  ===========
Unit value                                  $    11.70  $        7.90  $     6.61  $      9.30
                                            ==========  =============  ==========  ===========

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Statements of Operations
Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                                                      Fidelity                  Fidelity
                                         Fidelity        Fidelity      Equity      Fidelity      Growth
                                       Money Market       Growth       Income     Contrafund   and Income
                                      Subaccount/(1)/   Subaccount   Subaccount   Subaccount   Subaccount
Investment income (loss)
Dividend income                       $           883   $      218   $    3,848   $      441   $    2,201
Mortality and expense charges                    (857)      (2,454)      (3,069)      (1,830)      (2,784)
                                      ---------------   ----------   ----------   ----------   ----------
   Net investment income (loss)                    26       (2,236)         779       (1,389)        (583)
                                      ---------------   ----------   ----------   ----------   ----------
Realized and unrealized gain (loss)
Realized gain (loss) on security
 transactions                                      --       (1,906)        (802)          41         (692)
Net change in unrealized
 appreciation or depreciation on
 investments                                       --       82,318      101,568       55,478       65,163
                                      ---------------   ----------   ----------   ----------   ----------
Net gain (loss) on investments                     --       80,412      100,766       55,519       64,471
                                      ===============   ==========   ==========   ==========   ==========
Net increase (decrease) in net
 assets from operations               $            26   $   78,176   $  101,545   $   54,130   $   63,888
                                      ===============   ==========   ==========   ==========   ==========

                                       8

                                      Federated      Federated                         Strong
                                       Quality     International    SEI VP Prime       Mid Cap       Strong
                                         Bond         Equity         Obligation        Growth     Opportunity
                                      Subaccount     Subaccount    Subaccount/(2)/   Subaccount    Subaccount
Investment income (loss)
Dividend income                       $    8,964   $          --   $           458   $       --   $       148
Mortality and expense charges             (3,088)         (3,860)             (505)      (2,102)       (1,296)
                                      ----------   -------------   ---------------   ----------   -----------
   Net investment income (loss)            5,876          (3,860)              (47)      (2,102)       (1,148)
                                      ----------   -------------   ---------------   ----------   -----------
Realized and unrealized gain (loss)
Realized gain (loss) on security
 transactions                                172            (915)               --       (1,908)       (2,416)
Net change in unrealized
 appreciation or depreciation on
 investments                               6,457         146,164                --       65,637        49,980
                                      ----------   -------------   ---------------   ----------   -----------
Net gain (loss) on investments             6,629         145,249                --       63,729        47,564
                                      ==========   =============   ===============   ==========   ===========
Net increase (decrease) in net
 assets from operations               $   12,505   $     141,389   $           (47)  $   61,627   $    46,416
                                      ==========   =============   ===============   ==========   ===========

/(1)/ For the period July 1, 2003 - December 31, 2003.

/(2)/ For the period January 1, 2003 - August 29, 2003.

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2003
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                                      Fidelity                  Fidelity
                                         Fidelity        Fidelity      Equity      Fidelity      Growth
                                        Money Market      Growth       Income     Contrafund   and Income
                                      Subaccount/(1)/   Subaccount   Subaccount   Subaccount   Subaccount
Increase (decrease) in equity from
operations
Net investment income (loss)          $            26   $   (2,236)  $      779   $   (1,389)  $     (583)
Net realized gain (loss) on
 security transactions                             --       (1,906)        (802)          41         (692)
Net change in unrealized
 appreciation or depreciation on
 investments                                       --       82,318      101,568       55,478       65,163
                                      ---------------   ----------   ----------   ----------   ----------
      Net increase (decrease) in
       equity resulting from
       operations                                  26       78,176      101,545       54,130       63,888
                                      ---------------   ----------   ----------   ----------   ----------
Units transactions
Policy owners' net premiums                   930,221      255,417      327,146      184,706      300,589
Cost of insurance and administrative
 charges                                     (124,134)     (87,299)    (112,908)     (62,154)    (102,702)
Surrenders and forfeitures                     (2,526)     (14,458)     (14,921)     (10,910)     (13,395)
Transfers between subaccounts and
 sponsor                                     (340,732)      59,414       86,790       52,903       91,415
Net withdrawals due to policy loans              (233)      (2,119)      (2,932)      (4,748)      (2,601)
Withdrawals due to death benefits                (121)          --           --           --           --
                                      ---------------   ----------   ----------   ----------   ----------
      Net increase (decrease) in
       equity from unit transactions          462,475      210,955      283,175      159,797      273,306
                                      ---------------   ----------   ----------   ----------   ----------
Net increase (decrease) in equity             462,501      289,131      384,720      213,927      337,194
Equity
   Beginning of year                               --      149,845      193,642      118,731      177,048
                                      ---------------   ----------   ----------   ----------   ----------
   End of year                        $       462,501   $  438,976   $  578,362   $  332,658   $  514,242
                                      ===============   ==========   ==========   ==========   ==========

                                       11

                                       Federated      Federated                        Strong
                                       Quality     International    SEI VP Prime       Mid Cap       Strong
                                         Bond         Equity         Obligation        Growth     Opportunity
                                      Subaccount     Subaccount    Subaccount/(2)/   Subaccount    Subaccount
Increase (decrease) in equity from
operations
Net investment income (loss)          $    5,876   $      (3,860)  $           (47)  $   (2,102)  $    (1,148)
Net realized gain (loss) on
 security transactions                       172            (915)               --       (1,908)       (2,416)
Net change in unrealized
 appreciation or depreciation on
 investments                               6,457         146,164                --       65,637        49,980
                                      ----------   -------------   ---------------   ----------   -----------
      Net increase (decrease) in
       equity resulting from
       operations                         12,505         141,389               (47)      61,627        46,416
                                      ----------   -------------   ---------------   ----------   -----------
Units transactions
Policy owners' net premiums              363,648         418,992           212,108      214,142       130,007
Cost of insurance and administrative
 charges                                (125,902)       (143,946)          (52,242)     (72,274)      (46,434)
Surrenders and forfeitures               (15,657)        (22,241)           (1,265)     (12,196)       (7,219)
Transfers between subaccounts and
 sponsor                                 120,690         116,084          (245,093)      40,017        18,700
Net withdrawals due to policy loans       (1,434)         (2,797)               --       (2,423)       (2,733)
Withdrawals due to death benefits             --              --                --           --            --
                                      ----------   -------------   ---------------   ----------   -----------
      Net increase (decrease) in
       equity from unit transactions     341,345         366,092           (86,492)     167,266        92,321
                                      ----------   -------------   ---------------   ----------   -----------
Net increase (decrease) in equity        353,850         507,481           (86,539)     228,893       138,737
Equity
   Beginning of year                     225,659         234,118            86,539      126,828        84,530
                                      ----------   -------------   ---------------   ----------   -----------
   End of year                        $  579,509   $     741,599   $            --   $  355,721   $   223,267
                                      ==========   =============   ===============   ==========   ===========

/(1)/ For the period July 1, 2003 - December 31, 2003.

/(2)/ For the period January 1, 2003 - August 29, 2003.

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2002
--------------------------------------------------------------------------------

                                                    Fidelity                  Fidelity    Federated
                                       Fidelity      Equity      Fidelity      Growth      Quality
                                        Growth       Income     Contrafund   and Income     Bond
                                      Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
Increase (decrease) in equity from
 operations
Net investment income (loss)          $     (722)  $     (228)  $     (387)  $     (365)  $    1,708
Net realized gain (loss) on
 security transactions                      (741)        (529)         (36)        (361)          (6)
Capital gain distribution                     --        1,132           --           --        1,078
Net change in unrealized
 appreciation or depreciation on
 investments                             (28,380)     (22,631)      (8,841)     (16,246)      10,125
                                      ----------   ----------   ----------   ----------   ----------
      Net increase (decrease) in
       equity resulting from
       operations                        (29,843)     (22,256)      (9,264)     (16,972)      12,905
                                      ----------   ----------   ----------   ----------   ----------
Units transactions
Policy owners' net premiums              129,592      160,123       93,621      143,330      159,951
Cost of insurance and administrative
 charges                                 (42,143)     (55,070)     (31,515)     (49,535)     (60,823)
Surrenders and forfeitures                (3,363)      (3,773)      (2,962)      (4,141)     (10,061)
Transfers between subaccounts and
 sponsor                                  68,457       76,371       40,520       70,883       93,900
Net withdrawals due to policy loans         (565)        (645)        (452)        (181)        (283)
Withdrawals due to death benefits           (111)        (176)          --         (127)        (414)
                                      ==========   ==========   ==========   ==========   ==========
      Net increase (decrease) in
       equity from unit transactions     151,867      176,830       99,212      160,229      182,270
                                      ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in equity        122,024      154,574       89,948      143,257      195,175
Equity
   Beginning of year                      27,821       39,068       28,783       33,791       30,484
                                      ----------   ----------   ----------   ----------   ----------
   End of period                      $  149,845   $  193,642   $  118,731   $  177,048   $  225,659
                                      ==========   ==========   ==========   ==========   ==========

                                       13

                                         Federated      SEI VP       Strong
                                      International     Prime       Mid Cap       Strong
                                         Equity       Obligation     Growth     Opportunity
                                        Subaccount    Subaccount   Subaccount    Subaccount
Increase (decrease) in equity from
 operations
Net investment income (loss)          $      (1,237)  $      383   $     (657)  $       (36)
Net realized gain (loss) on
 security transactions                         (572)          --         (805)       (3,796)
Capital gain distribution                        --           --           --         1,758
Net change in unrealized
 appreciation or depreciation on
 investments                                (35,260)          --      (30,349)      (11,222)
                                      -------------   ----------   ----------   -----------
      Net increase (decrease) in
       equity resulting from
       operations                           (37,069)         383      (31,811)      (13,296)
                                      -------------   ----------   ----------   -----------
Units transactions
Policy owners' net premiums                 196,540      676,002      107,565        68,632
Cost of insurance and administrative
 charges                                    (66,465)     (85,085)     (33,282)      (23,535)
Surrenders and forfeitures                   (4,530)      (4,467)      (2,896)       (2,915)
Transfers between subaccounts and
 sponsor                                    102,134     (552,248)      60,062        39,932
Net withdrawals due to policy loans            (618)          --         (809)         (747)
Withdrawals due to death benefits              (174)        (158)          --          (160)
                                      =============   ==========   ==========   ===========
      Net increase (decrease) in
       equity from unit transactions        226,887       34,044      130,640        81,207
                                      -------------   ----------   ----------   -----------
Net increase (decrease) in equity           189,818       34,427       98,829        67,911
Equity
   Beginning of year                         44,300       52,112       27,999        16,619
                                      -------------   ----------   ----------   -----------
   End of period                      $     234,118   $   86,539   $  126,828   $    84,530
                                      =============   ==========   ==========   ===========

    The accompanying notes are an integral part of the financial statements.

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Notes to Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

1.   Summary of Significant Accounting Policies

     The American Family Variable Account I (the "Separate Account") is a segregated investment account of the American Family Life Insurance Company (herein referred to as the "Company") used to fund variable life contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The significant accounting policies include:

     a.   Investments
          Investments are made in the various portfolios in accordance with selections made by the policyowners. Such investments are made at the reported net asset value of the respective portfolios.

     b.   Security Transactions and Investment Income
          Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on a specific identification basis. Distributions received from the funds retain the tax characteristics determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

     c.   Federal Income Taxes
          The operations of the Separate Account are part of the total operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made.

     d.   Expenses and Deductions
          The Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.90% for years 1-10 of the individual policies and 0.45% for years thereafter. The charge may be adjusted after policy issue, but it is guaranteed not to exceed 0.90% of net assets. Although the account value varies according to the investment performance of the fund, the account value is not affected by expense and mortality experience because the Company assumes the mortality risk and the expense risk. The mortality risk is that insureds may not live as long as expected. The expense risk is that the actual expenses of issuing and administering the policies may exceed the estimated costs.

American Family Variable Account I
Notes to Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

          On a policy's anniversary date each month, the Company deducts from the cash value of the policy an amount for the cost of insurance and any additional policy benefits. In addition, a monthly policy fee ($6 for policies with coverage greater than $100,000 and $9 for policies with coverage less than $100,000) plus an additional $2.50 per month charge in the first five policy years is deducted. These monthly expense charges are intended to reimburse the Company for administrative expenses relating to the issuance and maintenance of the policy.

          In the event of a policy surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a policy. The surrender charges are a flat per unit cost for years 1-14, and will not exceed $42 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age and policy year.

2.   Related Party

     The Company retains a front-end premium load from all premium collected. The charge is 7.5% of target premium for years 1-10 and 5.5% of target premium for years thereafter. Target premium is the amount of premium, based on the insurance coverage and age of the insured, that is used to compute the premium load. In all years, a charge of 3.5% is assessed on excess premium collected. Excess premium is any amount of premium greater than the target premium. The charges retained by the Company totaled $238,412 and $118,717 for 2003 and 2002, respectively.

3.   Policy Owners' Equity

     Purchases and sales of fund shares by the Separate Account for the year ended December 31, 2003 by each Fund are shown below:

                                      December 31, 2003
                                 ---------------------------
                                   Purchases       Sales

Fidelity Money Market            $  1,071,332   $    608,831
Fidelity Growth                       335,597        126,878
Fidelity Equity Income                432,185        148,231
Fidelity Contrafund                   248,088         89,680
Fidelity Growth and Income            407,987        135,264
Federated Quality Bond                514,568        167,347
Federated International Equity        560,486        198,254
SEI VP Prime Obligation               243,871        330,405
Strong Mid Cap Growth                 275,165        110,001
Strong Opportunity                    167,396         76,223
                                 ------------   ------------
   Total                         $  4,256,675   $  1,991,114
                                 ============   ============

American Family Variable Account I
Notes to Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

4.   Financial Highlights

                                              At December 31                For the Period Ended December 31
                                   ------------------------------------   ------------------------------------
                                                                          Investment
                                                  Unit          Net         Income        Expense       Total
Subaccount                            Units       Value        Assets        Ratio         Ratio       Return
Fidelity VIP Money Market
   2003                            46,247.708   $   10.00   $   462,501         0.81%(2)     0.90%(2)      0.1 %
Fidelity VIP Growth Portfolio
   2003                            54,725.904        8.02       438,976         0.08%        0.90%        31.3 %
   2002                            24,538.983        6.11       149,845         0.05%        0.90%       (30.9)%
   2001                             3,147.343        8.84        27,821           --         0.90%(1)    (11.6)%
Fidelity VIP Equity Income
 Portfolio
   2003                            58,187.753        9.94       578,362         1.11%        0.90%        28.9 %
   2002                            25,106.243        7.71       193,642         0.66%        0.90%       (17.9)%
   2001                             4,159.075        9.39        39,068           --         0.90%(1)     (6.1)%
Fidelity VIP II Contrafund
 Portfolio
   2003                            30,540.699       10.89       332,658         0.21%        0.90%        27.1 %
   2002                            13,849.387        8.57       118,731         0.34%        0.90%       (10.5)%
   2001                             3,007.827        9.57        28,783           --         0.90%(1)     (4.3)%
Fidelity VIP III Growth &
 Income Portfolio
   2003                            54,084.262        9.51       514,242         0.70%        0.90%        22.4 %
   2002                            22,781.190        7.77       177,048         0.52%        0.90%       (17.6)%
   2001                             3,583.312        9.43        33,791           --         0.90%(1)     (5.7)%
Federated Quality Bond Fund II
   2003                            49,529.600       11.70       579,509         2.46%        0.90%         3.7 %
   2002                            20,002.667       11.28       225,659         2.14%        0.90%         8.4 %
   2001                             2,927.304       10.41        30,484           --         0.90%(1)      4.1 %
Federated International Equity
 Fund II
   2003                            93,826.709        7.90       741,599           --         0.90%        30.6 %
   2002                            38,708.125        6.05       234,118           --         0.90%       (23.4)%
   2001                             5,606.858        7.90        44,300           --         0.90%(1)    (21.0)%
SEI VP Prime Obligation Fund
   2003                                    --          --            --         0.85%(3)     0.90%(3)      0.0 %
   2002                             8,525.673       10.15        86,539         1.30%        0.90%         0.4 %
   2001                             5,155.959       10.11        52,112         1.98%(1)     0.90%(1)      1.1 %
Strong Mid Cap Growth Fund II
   2003                            53,803.106        6.61       355,721           --         0.90%        33.0 %
   2002                            25,516.571        4.97       126,828           --         0.90%       (38.1)%
   2001                             3,486.615        8.03        27,999           --         0.90%(1)    (19.7)%
Strong Opportunity Fund II
   2003                            24,009.043        9.30       223,267         0.10%        0.90%        35.8 %
   2002                            12,342.918        6.85        84,530         0.78%        0.90%       (27.4)%
   2001                             1,759.965        9.44        16,619         1.95%(1)     0.90%(1)     (5.6)%

(1) The Sub Account commenced operations on May 10, 2001, therefore the ratio is annualized.

(2) The Sub-Account commenced operations on July 1, 2003, therefore the ratio is annualized.

(3) The Sub-Account ceased operations on August 29, 2003, therefore the ratio is annualized.

American Family Variable Account I
Notes to Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

The following table is a listing of all expenses that may be charged to the Separate Account.

           Charge               When Charge Is Deducted                   Amount Deducted
----------------------------  ---------------------------  ---------------------------------------------
Mortality and expense charge  Assessed daily               1/365 of 0.90% per day for policy years 1-10.
                              Monthly redemption of units
                                                           1/365 of 0.45% per day after the 10th year.

Cost of insurance charge      Monthly redemption of units  Individualized depending on Primary Insured's issue age, underwriting class, policy year,
                                                           and death benefit option selected.

Policy fee                    Monthly redemption of units  $9 per month for policies with coverage less than $100,000.

                                                           $6 per month for policies with coverage
                                                           greater than or equal to $100,000.

                                                           Additional $2.50 per month for policy years
                                                           one through five.

Rider charge                  Monthly redemption of units  Individualized based on optional rider selected.

Surrender charge              Various redemption of units  Charge is individualized depending on Primary
                                                           Insured's issue age, underwriting class,
                                                           policy year, and death benefit option
                                                           selected and applies if the policy is
                                                           surrendered within 14 years of issue.

Transfer fee                  Various redemption of units  No charge for first 12 interfund transfers.

                                                           $25 fee per transfer after the 12th transfer.

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits


1.   Board of Directors Resolutions.

     a) Resolution of the Board of Directors of American Family Life Insurance Company authorizing establishment of the American Family Variable Account I (1)

2.   Custodian Agreements. Not Applicable

3.   Underwriting Contracts.

     a) Underwriting Agreement among American Family Life Insurance Company, American Family Variable Account I, and American Family Securities, LLC (2)

     b)   Sales Representative Agent Agreement (Including Compensation Schedule)
          (2)

4.   Contracts.

     a)   Variable Universal Life Insurance Policy (1)

     b)   Accelerated Death Benefit Rider (L-ACDB (VUL)) (1)

     c)   Accidental Death Benefit Rider (L-ACD (VUL)) (1)

     d)   Additional Insured Rider (L-AI-I (VUL)) (1)

     e)   Children's Insurance Rider (L-CI-1 (VUL)) (1)

     f)   Guaranteed Minimum Death Benefit Rider (1)

     g)   Guaranteed Insurability Benefit Rider (L-GPO (VUL)) (1)

     h)   Waiver of Monthly Deductions Benefit for Primary Insured (L-WMD (VUL))
          (1)

     i)   Waiver of Specified Premium Rider for the Primary Insured (L-WSP
          (VUL)) (1)

5.   Applications.

     a)   Form of Application (1)

6.   Depositor's Certificate of Incorporation and By-Laws.

     a) Articles of Amendment to the Articles of Incorporation of American Family Life Insurance Company (1)

     b)   By-Laws of American Family Life Insurance Company (1)

7.   Reinsurance Contracts.

     a) Reinsurance Agreement between American Family Life Insurance Company and Life Reassurance Corporation of America (4)

8.   Participation Agreements.

     a) Form of Participation Agreement among Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company (2)

     b) Form of Participation Agreement between Federated Insurance Series and American Family Life Insurance Company (2)

     c) Form of Participation Agreement among American Family Life Insurance Company, SEI Insurance Products Trust and SEI Investments Distribution Company (2)

     d) Form of Participation Agreement between Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc. and American Family Life Insurance Company (2)

9.   Administrative Contracts. Not Applicable

10.  Other Material Contracts. Not Applicable

11.  Legal Opinion.

      a)   Opinion of James F. Eldridge, Esquire (5)

      b)   Consent of James F. Eldridge, Esquire (5)

12.  Not Applicable

13.  Not Applicable

14.  Other Opinions.

     a)   Consent of Sutherland Asbill & Brennan LLP (5)

     b)   Opinion of independent accountants (5)

15.  Omitted Financial Statements. Not Applicable

16.  Initial Capital Agreements. Not Applicable.

17. Redeemability Exemption. Description of American Family Life Insurance Company's Issuance, Transfer and Redemption Procedures for Policies. (3)

18.  Powers of Attorney (2)

----------

(1) Incorporated herein by reference to Form S-6 Registration (File No. 333-44956) filed August 31, 2000.

(2) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed March 8, 2001.

(3) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed April 30, 2002.

(4) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 30, 2003.

(5)  Filed herein.

Item 27. Directors and Officers of the Depositor


     Name and Principal Business Address*           Position and Offices with Depositor
     -----------------------------------            -----------------------------------
Harvey Randall Pierce ............................  Chairman of the Board, and C.E.O.

David Ralph Anderson .............................  Director, President and C.O.O.

James Francis Eldridge ...........................  Director, Executive Vice President, Legal;
                                                    Secretary
John Brent Johnson ...............................  Director, Executive Vice President, Finance
                                                    Treasurer

Jack Charles Salzwedel ...........................  Director, Vice President, Operations

Joseph William Tisserand .........................  Director

Daniel Raymond DeSalvo ...........................  Director

Daniel Robert Schultz ............................  Vice President, Controller

Thomas Syme King .................................  Vice President, Investments
William Joseph Smith .............................  Assistant Treasurer
James Walter Behrens .............................  Assistant Secretary

--------------------------------------------------------------------------------

* The principal business address for each officer and director is 6000 American Parkway, Madison, Wisconsin 53783-0001.



Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant


                                                      Percent Of Voting
         Name                        Jurisdiction     Securities Owned
         ----                        ------------     ----------------
         American Family Mutual        Wisconsin      Mutual Company
           Insurance Company

         American Family Securities,   Wisconsin      Ownership of all voting
           LLC                                        securities by American
                                                      Family Mutual Insurance
                                                      Company

         AmFam, Inc.                   Wisconsin      Ownership of all voting
                                                      securities by American
                                                      Family Mutual Insurance
                                                      Company

         American Family Brokerage,    Wisconsin      Ownership of all voting
           Inc.                                       securities by American
                                                      Family Mutual Insurance
                                                      Company

         American Family Life          Wisconsin      Ownership of all voting
           Insurance Company                          securities by AmFam, Inc.

         American Standard Insurance   Wisconsin      Ownership of all voting
           Company of Wisconsin                       securities by AmFam, Inc.

         American Family Financial     Wisconsin      Ownership of all voting
           Services, Inc.                             securities by AmFam, Inc.

         American Family Insurance     Ohio           Ownership of all voting
           Company                                    securities by AmFam, Inc.

         American Standard Insurance   Ohio           Ownership of all voting
             Company of Ohio                          securities by AmFam, Inc.

Item 29. Indemnification


The By-Laws of American Family Life Insurance Company provide, in part in
Article VII, as follows:

                                   ARTICLE VII

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

          To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to judgments, court costs, and attorneys' fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director or Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

          Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30. Principal Underwriter


       (a) Other Activity. American Family Securities, LLC is the registrant's principal underwriter. It is also the principal underwriter for American Family Variable Account II.

       (b) Management. The following information is furnished with respect to the officers and directors of American Family Securities, LLC:

                                              Positions and Offices
      Name and Principal                          with American
       Business Address*                      Family Securities, LLC
      ------------------                      ----------------------

    James Francis Eldridge .............   Director
    Daniel Raymond DeSalvo .............   Director and President
    John Brent Johnson .................   Director
    Daniel Robert Schultz ..............   Treasurer & Vice President,
                                           Financial Operations
    Christopher S. Spencer .............   Chief Compliance Officer and Vice
                                           President, Compliance
    James W. Behrens ...................   Secretary
    Alan E. Meyer ......................   Vice President, Marketing
    Joseph William Tisserand ...........   Vice President, Products
    Donald D. Alferman .................   Vice President, Sales
    M.J. Bosco .........................   Vice President, Sales
    Jeffrey Burke ......................   Vice President, Sales
    Michael Duran ......................   Vice President, Sales
    David N. Krueger ...................   Vice President, Sales

-----------

* Principal business address is 6000 American Parkway, Madison, Wisconsin,
53783.

     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


      (1)               (2)               (3)              (4)             (5)
    Name of      Net Underwriting
  Principal       Discounts and      Compensation on     Brokerage        Other
 Underwriter       Commissions          Redemption      Commissions    Compensation
 -----------     ----------------    ---------------    -----------    ------------
American Family     $998,834             None              N/A            N/A
Securities, LLC


Item 31. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and by Alliance-One Services, Inc. at 201 Brookfield Pky., Greenville, South Carolina 29607.

Item 32. Management Services

     All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

     American Family Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Family Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account I and American Family Life Insurance Company, certify that they meet all the requirements for effectiveness of the registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Madison and State of Wisconsin, on the 27th day of April, 2004.

                                                                  AMERICAN FAMILY VARIABLE LIFE
                                                                 SEPARATE ACCOUNT I (REGISTRANT)
Attest:       /s/ James W. Behrens                By:                /s/ Harvey Randall Pierce*
        ---------------------------------                   -------------------------------------------
                  James W. Behrens                                       Harvey Randall Pierce
                                                                 Chairman of the Board of Directors
                                                                        and Chief Executive Officer

                                                                 AMERICAN FAMILY LIFE INSURANCE
                                                                       COMPANY (DEPOSITOR)

Attest:       /s/ James W. Behrens                By:                /s/ Harvey Randall Pierce*
        ---------------------------------                   -------------------------------------------
                  James W. Behrens                                       Harvey Randall Pierce
                                                                 Chairman of the Board of Directors
                                                                        and Chief Executive Officer


     -------------------------------------------            On April 27, 2004, as Attorney-in-Fact
*By: James W. Behrens                                       pursuant to power of attorney.


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 27, 2004.


            Signatures                            Title                        Date
            ----------                            -----                        ----
                     *                           Chairman of the Board of Directors      April 27, 2004
---------------------------------------------    and Chief Executive Officer
     HARVEY RANDALL PIERCE                       (Principal Executive Officer)

                     *                           Director, President, and C.O.O.         April 27, 2004
---------------------------------------------   (Principal Financial Officer)
     DAVID RALPH ANDERSON

                     *                           Director, Executive Vice President,     April 27, 2004
---------------------------------------------    and Treasurer
     JOHN BRENT JOHNSON                          (Principal Accounting Officer)


                     *                           Vice President, Controller              April 27, 2004
--------------------------------------------
     DANIEL ROBERT SCHULTZ

                     *                           Director, Executive Vice President,     April 27, 2004
--------------------------------------------     Corporate Legal; Secretary
     JAMES FRANCIS ELDRIDGE

                     *                           Director                                April 27, 2004
--------------------------------------------
     JOSEPH WILLIAM TISSERAND

                     *                           Director                                April 27, 2004
---------------------------------------------
     DANIEL RAYMOND DESALVO

                     *                           Director, Vice President                April 27, 2004
---------------------------------------------
     JACK CHARLES SALZWEDEL

*By:  /s/  JAMES W. BEHRENS                                                              April 27, 2004
---------------------------------------------
             Attorney-in-Fact
        Pursuant to Power of Attorney

                                  EXHIBIT INDEX

Exhibit                        Description



11(a)                          Opinion of James F. Eldridge, Esquire

11(b)                          Consent of James F. Eldridge, Esquire



14(a)                          Consent of Sutherland Asbill & Brennan LLP

14(b)                          Opinion of independent accountants